                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-05012
                    -----------------------------------------

                CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
               ---------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                               J. Kevin Gao, Esq.
                Credit Suisse Asset Management Income Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140

Registrant's telephone number, including area code: (212) 875-3500

Date of fiscal year end: December 31st

Date of reporting period: January 1, 2005 to December 31, 2005

ITEM 1.  REPORTS TO STOCKHOLDERS.

CREDIT SUISSE ASSET MANAGEMENT
INCOME FUND, INC.


ANNUAL REPORT
DECEMBER 31, 2005

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
ANNUAL INVESTMENT ADVISER'S REPORT
December 31, 2005 (unaudited)

Dear Shareholder:

PERFORMANCE SUMMARY
1/1/05 - 12/31/05

FUND & BENCHMARKS                                                           PERFORMANCE
Total Return (based on NAV)(1)                                                 1.74%
Total Return (based on market value)(1)                                       -9.76%
Citigroup High-Yield Market Index(2) (CHYMI)                                   2.07%
Merrill Lynch US High Yield Master II Constrained Index(3) (MERRILL)           2.78%

MARKET OVERVIEW: RESILIENT ECONOMY RIDES THROUGH THE STORMS

In a year of modest gains for most major markets, the high yield sector performed relatively well. Although economic growth was robust throughout the year, markets seemed vulnerable to the possibility of an impending soft patch, which, in fact, never materialized. The inflationary impact of higher energy prices was a concern for much of the year, sapping discretionary income and posing a risk to continued consumer spending. A series of summer storms in the refinery-heavy Gulf Coast exacerbated oil price pressures while causing a short-term spike in unemployment claims. Then, in the storms' aftermath, when the specter of higher oil prices faded due to warmer-than-expected winter weather, the likelihood of a cooling in the housing market edged to the center of the national radar screen.

But despite the periodic risk of a slowdown, corporate profit growth remained resilient and the Fed resolute in its measured pace of policy tightening, lifting the fed funds rate 200 basis points over the course of the year, to 4.25%. The yield curve flattened and then, at year-end, inverted (the spread between 2 year and 10 year Treasuries narrowed from 115 to -1 basis points) as a global savings glut kept a lid on longer yields while the short end rose.

In the Fund's fiscal year, the high yield market (as measured by MERRILL), outperformed the broad fixed income market (as measured by the Lehman Brothers Aggregate Bond Index, which returned 2.43%), although the magnitude of outperformance narrowed significantly from that of the last several years and might be considered small given the strong fundamental backdrop.

In our view, this was due to the natural progress of the credit and business cycles. High Yield defaults (as measured by Moody's Investor Services) remained below 2% through the entire fiscal year period, well below historical averages. However, after intense focus on balance sheet repair prompted by strong earnings growth and low interest rates in the last few years, there is simply less "room for improvement" in credit fundamentals. In addition, corporations are increasingly turning to other means to address their lackluster share prices (through share repurchases, dividend increases and other measures) in an effort to boost shareholder value.

From a technical perspective, the environment was mixed. High yield mutual funds reported a record $8.7 billion outflow through year-end, although this indicator does not account for the increasing role of hedge funds and other market participants. And while the fiscal year saw a decline in the number of high yield deals and a drop in new issue volume, this decrease in new supply was easily outweighed by the entrance of Ford, General Motors ("GM") and Delphi debt into the high yield arena (as of December 31, 2005, the holdings in Ford, GM, and Delphi debt respectively amounted to 0.67%, 2.18%, and 0.03% of the Fund's net assets.)

In our view, this influx of fallen angel debt caused the greatest turbulence, and provided the greatest drag, on the high yield market in the period. High yield spreads remained below their historical averages for most of the period, but widened dramatically with the downgrade of GM and Ford to junk status. These fallen angels brought approximately $82 billion of debt (market value prior to downgrade) and raised concerns about the high yield market's ability to absorb that level of supply. Together they now account for about 12% of the Citigroup High Yield market index.

In sum, we believe that all of these factors, along with the impact of the Gulf Coast hurricanes, persistently high energy costs, and uncertainty with respect to Federal Reserve policy weighed on the market, resulting in greater caution among investors.

STRATEGIC REVIEW: SELECTIVE SECTOR POSITIONING

Several factors accounted for the Fund's performance relative to the Citigroup High Yield Market Index during the fiscal year:

- Our overweight to the Wireless sector relative to the Index, as well as stock selection within that sector, provided the greatest positive contribution to the Fund's performance in the period.

- An overweight to the Gaming sector, our second largest overweight relative to the Index, also aided.

- The major detractor was the Fund's overweight to the Building Products sector, which underperformed during the period under review.

- Another hindrance to performance was our underweight allocation to the Diversified Telecom and Energy sectors, both of which outperformed for the period under review.

BENCHMARK REVIEW

Structural changes within the high yield universe have necessitated an evaluation of our benchmark. Specifically, as noted above, the downgrades of General Motors Corp and Ford Motor Company have created high issuer concentrations in the traditional high yield indices. After extensively studying the various benchmarks available, the fund will switch its reference index to the Merrill Lynch US High Yield Master II Constrained Index. This index caps issuer weights to a maximum of 2% and therefore addresses current and future concentration issues.

OUTLOOK: MONETARY POLICY CHANGES AMID FAVORABLE CREDIT CONDITIONS

We maintain a cautiously optimistic view for high yield heading into 2006. Strong fundamentals, still-robust economic growth and low default risk could be offset by the increase in shareholder-friendly actions, such as buybacks and LBO activity. Defaults are expected to remain below their historical average, but we are of the opinion that the trend of deteriorating new-issue quality may continue, planting the seeds of future failures. In spite of this, we expect spreads, which are near-historic lows, to remain range-bound going forward.

Sincerely yours,

/s/ Martha B. Metcalf                  /s/ Steven B. Plump
Martha B. Metcalf                      Steven B. Plump
Chief Investment Officer*              Chief Executive Officer and President**

     HIGH YIELD BONDS ARE LOWER-QUALITY BONDS THAT ARE ALSO KNOWN AS "JUNK BONDS." SUCH BONDS ENTAIL GREATER RISKS THAN THOSE FOUND IN HIGHER-RATED SECURITIES. INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING-MARKET INVESTMENTS. THE FUND MAY INCLUDE A GREATER DEGREE OF RISK THAN OTHER FUNDS THAT INVEST IN LARGER, MORE-DEVELOPED MARKETS.

     IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

 * Martha B. Metcalf is a Managing Director of Credit Suisse Asset Management, LLC ("Credit Suisse") and head of the U.S. High Yield Management Team. She has served in these capacities since 2005. As of November 2005, she is primarily responsible for the management of the Fund's assets. From 2000 until 2005, she was a Managing Director and Portfolio Manager of Global High Yield bonds, and head of a global high yield business with responsibility for total return, as well as structured portfolios at Invesco. Prior to her tenure at Invesco, Ms. Metcalf served for over ten years at JP Morgan Investment Management, where she was Vice President and Portfolio Manager for High Yield Corporate bonds.

** Steven B. Plump is a Managing Director of Credit Suisse and CEO/President of the Fund. He joined Warburg Pincus Asset Management ("WPAM") in 1995 and came to Credit Suisse in 1999 when it acquired WPAM.

----------
(1)  Based on NAV and assuming reinvestment of dividends of $0.40 per share.
(2) The Citigroup High-Yield Market Index is a broad-based, unmanaged index of high yield securities that is compiled by Citigroup Global Markets Inc. It does not reflect the impact of taxes. Investors cannot invest directly in an index.
(3) The Merrill Lynch US High Yield Master IT Index is an unmanaged index that tracks the performance of below-investment-grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. It is a rules-based index that is compiled and distributed by Merrill Lynch & Co. Qualifying bonds must have at least one year remaining until maturity, a fixed coupon schedule and a minimum amount outstanding of US$100 million. Any individual issuer is capped at 2%. Investors cannot invest directly in an index.

     TOP TEN HOLDINGS
     (AS A % OF NET ASSETS AS OF 12/31/05)

1.   General Motors Acceptance Corp.,
       Global Notes
       6.75%, 12/01/14                                       1.3%
2.   Qwest Corp., Rule 144A, Senior Notes
       7.625%, 6/15/15                                       1.1%
3.   Newark Group, Inc., Global Senior
       Subordinated Notes
       9.75%, 3/15/14                                        0.9%
4.   Hard Rock Hotel, Inc., Global Notes
       8.875%, 6/01/13                                       0.9%
5.   Charter Communication Holdings
       LLC/Cap Corp.,
       Global Senior Notes
       8.75%, 11/15/13                                       0.8%
6.   Chesapeake Energy Corp., Senior Notes
       6.875%, 1/15/16                                       0.8%
7.   Levi Strauss & Co., Global Senior Notes
       9.75%, 1/15/15                                        0.8%
8.   El Paso Production Holding Co.,
       Global Company Guaranteed
       7.75%, 6/01/13                                        0.7%
9.   JSG Funding plc, Rule 144A,
       Senior Subordinated Notes
       7.75%, 4/01/15                                        0.7%
10.  WDAC Subsidiary Corp., Rule 144A,
       Senior Notes
       8.375%, 12/01/14                                      0.7%

     CREDIT QUALITY BREAKDOWN
     (AS A % OF TOTAL INVESTMENTS AS OF 12/31/05)

     A                            0.1%
     BBB                          0.7
     BB                          14.0
     B                           56.0
     CCC                         22.3
     CC                           0.7
     C                            0.2
     D                            0.4
     N/R                          1.0
                                -----
       Subtotal                  95.4
     Time Deposit                 3.9
     Equities and Other           0.7
                                -----
       Total                    100.0%
                                =====

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
SCHEDULE OF INVESTMENTS
December 31, 2005

      PAR                                                                       RATINGS+
     (000)                                                                   (S&P/MOODY'S)    MATURITY     RATE%          VALUE
     -----                                                                   -------------    --------     -----          -----
DOMESTIC SECURITIES (86.8%)
CORPORATE OBLIGATIONS (86.1%)
AEROSPACE (0.7%)
$      300   BE Aerospace, Inc., Series B, Senior Subordinated Notes          (B , Caa2)      03/01/08       8.000   $      301,500
       925   L-3 Communication Corp., Global Senior Subordinated Notes
               (Callable 1/15/10 @ $102.94)                                  (BB+ , Ba3)      01/15/15       5.875          901,875
       250   Sequa Corp., Senior Notes                                        (BB- , B1)      08/01/09       9.000          266,875
                                                                                                                     --------------
                                                                                                                          1,470,250
                                                                                                                     --------------
AIRLINES (0.4%)
       900   American Airlines, Inc., Series 01-2, Pass Thru
               Certificates                                                    (B , B1)       10/01/06       7.800          888,887
                                                                                                                     --------------
AUTOMOBILE MANUFACTURING/VEHICLE PARTS (5.6%)
       525   Accuride Corp., Global Company Guaranteed Notes
               (Callable 2/01/10 @ $104.25)                                    (B- , B3)      02/01/15       8.500          519,750
       800   American Tire Distributors Holdings, Inc., Global Senior
               Notes (Callable 4/01/09 @ $105.38)                           (CCC+ , Caa2)     04/01/13      10.750          728,000
       395   ArvinMeritor, Inc. Notes                                         (BB , Ba2)      03/01/12       8.750          380,187
       775   Cambridge Industries, Inc., Senior Subordinated Notes ^           (NR , NR)      07/15/07      10.250                0
       400   Cooper-Standard Automotive, Inc., Global Company
               Guaranteed Notes (Callable 12/15/09 @ $104.19)                  (B , B3)       12/15/14       8.375          306,000
       125   Delphi Corp., Global Notes 0                                     (NR , NR)       06/15/06       6.550           63,750
       350   Dura Operating Corp., Series D, Company Guaranteed
               (Callable 5/01/06 @ $101.50)                                 (CCC+ , Caa2)     05/01/09       9.000          199,500
     1,650   Ford Motor Credit Co., Global Notes                             (BB+ , Baa3)     10/01/13       7.000        1,411,857
       550   General Motors Acceptance Corp., Bonds                           (BB , Ba1)      11/01/31       8.000          528,230
     1,625   General Motors Acceptance Corp., Global Notes                    (BB , Ba1)      05/15/09       5.625        1,446,817
     2,920   General Motors Acceptance Corp., Global Notes                    (BB , Ba1)      12/01/14       6.750        2,631,124
     1,250   Goodyear Tire & Rubber Co., Rule 144A, Senior Notes
               (Callable 7/01/10 @ $104.50)++                                  (B- , B3)      07/01/51       9.000        1,237,500
       450   Keystone Automotive Operations, Inc., Global Senior
               Subordinated Notes (Callable 11/1/08 @ $104.88)                (B- , Caa1)     11/01/13       9.750          391,500
       400   Stanadyne Corp., Global Senior Subordinated Notes
               (Callable 8/15/09 @ $105.00)                                   (B- , Caa1)     08/15/14      10.000          386,000
       575   Stoneridge, Inc., Global Company Guaranteed
               (Callable 5/01/07 @ $105.75)                                    (B+ , B1)      05/01/12      11.500          587,937
       350   Tenneco Automotive, Inc., Global Company Guaranteed Notes
               (Callable 11/15/09 @ $104.31)                                   (B- , B3)      11/15/14       8.625          332,500
       900   Visteon Corp. Global Senior Notes                                (B- , B3)       08/01/10       8.250          769,500
                                                                                                                     --------------
                                                                                                                         11,920,152
                                                                                                                     --------------
BROADBAND (0.4%)
       750   Level 3 Communications, Inc., Senior Notes
               (Callable 5/01/06 @ $100.00)                                    (CC , Ca)      05/01/08       9.125          686,250
       250   Level 3 Financing, Inc., Global Company Guaranteed Notes
               (Callable 10/15/07 @ $105.38)                                  (CC , Caa1)     10/15/11      10.750          223,125
                                                                                                                     --------------
                                                                                                                            909,375
                                                                                                                     --------------
BROADCAST/OUTDOOR (2.1%)
       600   Allbritton Communication Co., Global Senior Subordinated
               Notes (Callable 12/15/07 @ $103.88)                             (B- , B3)      12/15/12       7.750          606,000
       750   Emmis Communications Corp., Global Senior Notes
               (Callable 1/12/06 @ $100.00) #                                  (B- , B3)      06/15/12       9.314          756,562
       175   Nexstar Finance, Inc., Global Senior Subordinated Notes
               (Callable 1/15/09 @ $103.50)                                   (CCC+ , B3)     01/15/14       7.000          161,219
       475   Rainbow National Services LLC, Rule144A, Private Placement
               Senior Subordinated Notes (Callable 9/01/09 @ $105.19)++        (B , B3)       09/01/14      10.375          534,375
       550   Sinclair Broadcast Group, Inc., Global Company Guaranteed
               Notes (Callable 12/15/06 @ $104.38)                             (B , B2)       12/15/11       8.750          581,625
       750   Sirius Satellite Radio, Inc., Rule 144A, Senior Notes
               (Callable 9/01/09 @ $104.81)++                                (CCC , Caa1)     08/01/13       9.625          742,500
       811   WMG Holdings Corp., Global Senior Discount Notes
               (Callable 12/15/09 @ $104.75)+                                  (B- , B3)      12/15/14       0.000          571,755
       575   Young Broadcasting, Inc., Global Company Guaranteed Notes
               (Callable 3/01/06 @ $105.00)                                  (CCC , Caa2)     03/01/11      10.000          541,219
                                                                                                                     --------------
                                                                                                                          4,495,255
                                                                                                                     --------------
BUILDING PRODUCTS (3.5%)
       250   Ahern Rentals, Inc., Rule 144A, Secured Notes Notes
               (Callable 8/15/09 @ $104.63)++                                  (B- , B3)      08/15/13       9.250          264,375
       750   Associated Materials, Inc., Global Senior Discount Notes
               (Callable 3/01/09 @ $105.63)+                                 (CCC+ , Caa2)    03/01/14       0.000          371,250
       300   Building Materials Corp. of America, Global Secured Notes
               (Callable 8/01/09 @ $103.88)                                    (B+ , B2)      08/01/14       7.750          291,000
       750   Compression Polymers Holding Corp., Rule 144A, Senior Notes
               (Callable 7/01/09 @ $105.25)++                                  (B- , B2)      07/01/13      10.500          731,250
       300   Dayton Superior Corp., Company Guaranteed Notes
               (Callable 6/15/07 @ $102.17)                                  (CCC , Caa3)     06/15/09      13.000          228,000

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      PAR                                                                      RATINGS+
     (000)                                                                   (S&P/MOODY'S)    MATURITY     RATE%          VALUE
     -----                                                                   -------------    --------     -----          -----
DOMESTIC SECURITIES
CORPORATE OBLIGATIONS
BUILDING PRODUCTS
$      500   Dayton Superior Corp., Global Secured Notes
               (Callable 6/15/06 @ $105.63)                                    (B- , B3)      09/15/08      10.750   $      485,000
     1,250   Goodman Global Holdings Co., Inc., Rule 144A, Senior
               Subordinated Notes (Callable 12/15/08 @ $103.94)++             (B- , Caa1)     12/15/12       7,875        1,168,750
       400   Interface, Inc., Global Senior Subordinated Notes
               (Callable 2/01/09 @ $104.75)                                  (CCC , Caa3)     02/01/14       9.500          400,000
       275   Norcraft Cos/Norcraft Finance Corp., Global Senior
               Subordinated Notes (Callable 11/01/07 @ $104.50)                (B- , B3)      11/01/11       9.000          286,000
       250   Norcraft Holdings L.P./Norcraft Capital, Global Senior
               Discount Notes (Callable 9/01/08 @ $104.88)+                   (B- , Caa1)     09/01/12       0.000          178,750
       750   NTK Holdings, Inc., Global Senior Discount Notes
               (Callable 9/01/09 @ $105.38)                                  (CCC+ , Caa2)    03/01/14      10.750          472,500
       900   Ply Gem Industries, Inc., Global Senior Subordinated Notes
               (Callable 2/15/08 @ $104.50)                                    (B- , B3)      02/15/12       9.000          803,250
       500   RMCC Acquisition Co., Rule144A, Senior Subordinated Notes
               (Callable 11/01/08 @ $104.75)++                               (CCC+ , Caa1)    11/01/12       9.500          505,000
       700   THL Buildco (Nortek), Inc., Global Senior Subordinated Notes
               (Callable 9/01/09 @ $104.25)                                  (CCC+ , Caa1)    09/01/14       8.500          679,000
     1,300   Werner Holdings Co., Inc., Series A, Company
               Guaranteed Notes (Callable 2/21/06 @ $100.00)                 (CCC+ , Caa3)    11/15/07      10.000          422,500
                                                                                                                     --------------
                                                                                                                          7,286,625
                                                                                                                     --------------
CABLE (4.7%)
       750   Atlantic Broadband Finance LLC, Rule 144A, Senior
               Subordinated Notes (Callable 1/15/09 @ $104.69)++             (CCC+, Caa1)     01/15/14       9.375          673,125
       855   Cablevision SystemsCorp., Series B, Global Senior Notes           (B , B3)       04/15/12       8.000          803,700
       792   CCH I LLC, Rule 144A, Private Placement Secured Notes
               (Callable 10/1/10 @ $105.50)++                                (CCC-, Caa3)     10/01/15      11.000          669,240
     1,700   Charter Communication Holdings II, Senior Notes
               (Callable 9/15/08 @ $105.13)                                  (CCC- , Caa1)    09/15/10      10.250        1,700,000
     1,150   Charter Communication Holdings LLC/Cap Corp.,
               Global Senior Notes (Callable 11/15/08 @ $104.38)              (CCC- , B3)     11/15/13       8.750        1,101,125
       750   Charter Communications Holdings LLC, Senior Notes
               (Callable 4/01/06 @ $101.44)                                  (CCC- , Ca)      04/01/09       8.625          558,750
     1,450   CSC Holdings, Inc., Rule 144A, Senior Notes++                    (B+ , B2)       04/15/12       6.750        1,377,500
       150   CSC Holdings, Inc., Series B, Debentures                         (B+ , B2)       08/15/09       8.125          152,250
       530   CSC Holdings, Inc., Series B, Senior Notes                       (B+ , B2)       04/01/11       7.625          530,000
     3,014   DIVA Systems Corp., Series B, Senior Discount Notes
               (Callable 3/01/06 @ $100.00)^^                                 (NR , NR)       03/01/08      12.625           75,355
       250   Insight Communications Co., Inc., Senior Discount Notes
               (Callable 2/15/07 @ $104.08)+                                (CCC+ , Caa1)     02/15/11       0.000          262,500
       500   Insight Midwest/Insight Capital, Global Senior Notes
               (Callable 11/01/06 @ $103.50)                                   (B , B2)       11/01/10      10.500          528,125
       500   Insight Midwest/Insight Capital, Senior Notes
               (Callable 10/01/06 @ $101.63)                                   (B , B2)       10/01/09       9.750          516,250
       150   Mediacom Broadband LLC, Rule144A, Senior Notes
               (Callable 10/15/10 @ $104.25)++                                 (B , B2)       10/15/15       8.500          139,687
       850   Mediacom LLC/Capital Corp., Senior Notes
               (Callable 2/15/06 @ $103.94)                                    (B , B3)       02/15/11       7.875          796,875
                                                                                                                     --------------
                                                                                                                          9,884,482
                                                                                                                     --------------
CAPITAL GOODS (0.6%)
       250   Blount, Inc., Senior Subordinated Notes
               (Callable 8/01/08 @ $104.44)                                   (B , Caa1)      08/01/12       8.875          265,000
       350   Case New Holland, Inc., Global Company Guaranteed Notes
               (Callable 8/01/07 @ $104.62)                                  (BB- , Ba3)      08/01/11       9.250          376,250
         0   JII Holdings LLC, Global Secured Notes
               (Callable 1/01/06 @ $103.25)++                               (CCC- , Caa2)     04/01/07      13.000              352
       640   Motors& Gears, Inc., Series D, Senior Notes
               (Callable3/10/06@ $100.00)                                    (CCC , Caa3)     11/15/06      10.750          617,600
                                                                                                                     --------------
                                                                                                                          1,259,202
                                                                                                                     --------------
CHEMICALS (3.1%)
       322   BCP Crystal Holdings Corp., Global Senior Subordinated Notes
               (Callable 6/15/09 @ $104.81)                                   (B- , B3)       06/15/14       9.625          359,835
       455   Crystal U.S. Holdings/U.S. Sub 3, Series B, Global
               Senior Discount Notes (Callable 10/01/09 @ $105.25)+          (B- , Caa2)      10/01/14       0.000          333,287
       350   Equistar Chemicals LP/Equistar Funding Corp., Global
               Senior Notes (Callable 5/01/07 @ $105.31)                      (BB- , B2)      05/01/11      10.625          386,750
       325   Huntsman Co. LLC, Global Company Guaranteed Notes
               (Callable 10/15/07 @ $105.81)                                 (BB- , Ba3)      10/15/10      11.625          371,719
       264   Huntsman Co. LLC, Global Company Guaranteed Notes
               (Callable 7/15/08 @ $105.75)                                    (B , B2)       07/15/12      11.500          300,300
       250   ISP Chemco, Inc., Series B, Global Company Guaranteed Notes
               (Callable 7/01/06 @ $105.13)                                   (BB- , B1)      07/01/11      10.250          267,500
       600   KI Holdings, Inc., Global Senior Discount Notes
               (Callable 11/15/09 @ $104.94) +                               (B- , Caa2)      11/15/14       0.000          396,000
     1,100   Lyondell Chemical Co., Global Company Guaranteed
               (Callable 6/01/08 @ $105.25)                                   (BB- , B1)      06/01/13      10.500        1,255,375
       300   Millennium America, Inc., Global Company Guaranteed Notes        (BB- , B1)      06/15/08       9.250          325,125
       750   Nalco Co., Global Senior Notes (Callable 11/15/07 @ $103.88)     (B- , B2)       11/15/11       7.750          774,375
       400   Polyone Corp., Global Company Guaranteed Notes
               (Callable 5/15/07 @ $105.31)                                    (B+ , B3)      05/15/10      10.625          431,000
       500   Resolution Performance Products LLC, Global Senior
               Subordinated Notes (Callable 11/15/06 @ $104.5)               (B- , Caa2)      11/15/10      13.500          531,250
       357   Terra Capital, Inc., Global Secured Notes
               (Callable 6/01/07 @ $105.75)                                   (B- , B2)       06/01/10      11.500          399,840

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      PAR                                                                      RATINGS+
     (000)                                                                   (S&P/MOODY'S)    MATURITY     RATE%          VALUE
     -----                                                                   -------------    --------     -----          -----
DOMESTIC SECURITIES
CORPORATE OBLIGATIONS
CHEMICALS
$      450   Tronox Worldwide LLC/ Tronox Finance Corp., Rule 144A,
               Private Placement Senior Notes
               (Callable 12/01/09 @ $104.75)++                                (B+ , B1)      12/01/12)       9.500   $      461,250
                                                                                                                     --------------
                                                                                                                          6,593,606
                                                                                                                     --------------
COMPETITIVE LOCAL EXCHANGE CARRIER (0.5%)
       750   GCI, Inc., Global Senior Notes (Callable 2/15/09 @ $103.63)      (B+ , B2)       02/15/14       7.250          746,250
       369   Madison River Capital/Madison River Finance, Senior Notes
               (Callable 3/01/06 @ $104.42)                                   (B- , B3)       03/01/10      13.250          391,531
                                                                                                                     --------------
                                                                                                                          1,137,781
                                                                                                                     --------------
CONSUMER PRODUCTS/TOBACCO (4.0%)
       400   AAC Group Holding Corp., Global Senior Discount Notes
               (Callable 10/01/08 @ $105.13)+                                (B- , Caa1)      10/01/12       0.000          291,000
       650   ALH Finance LLC, Senior Subordinated Notes
               (Callable 1/15/09 @ $104.25)                                  (CCC+ , B3)      01/15/13       8.500          615,875
       400   Ames True Temper, Inc., Global Company Guaranteed Notes
               (Callable 1/15/07 @ $103.00) #                                (CCC+ , B3)      01/15/12       8.600          378,000
       600   Ames True Temper, Inc., Senior Subordinated Notes
               (Callable 7/15/08 @ $105.00)                                 (CCC- , Caa2)     07/15/12      10.000          474,000
       950   Amscan Holdings, Inc., Global Senior Subordinated Notes
               (Callable 5/01/09 @ $104.38)                                  (CCC+ , B3)      05/01/14       8.750          805,125
       750   Del Laboratories, Inc., Global Company Guaranteed Notes        (CCC+ , Caa2)     02/01/12       8.000          596,250
       400   Interactive Health LLC, Rule 144A, Senior Notes
               (Callable 4/01/08 @ $105.69)++                                (B- , Caa1)      04/01/11       7.250          326,000
     1,100   Johnsondiversey Holdings, Inc., Global Discount Notes
               (Callable 5/15/07 @ $105.34) +                                 (B-, Caa1)      05/15/13       0.000          880,000
       650   PCA LLC/PCA Finance Corp., Global Senior Notes                    (C , Ca)       08/01/09      11.875          168,187
       970   Playtex Products, Inc., Global Company Guaranteed Notes
               (Callable 6/01/06 @ $104.69)                                 (CCC+ , Caa1)     06/01/11       9.375        1,020,925
       299   Prestige Brands, Inc., Global Senior Subordinated Notes
               (Callable 4/15/08 @ $104.63)                                   (B- , B3)       04/15/12       9.250          296,010
       100   Remington Arms Co., Inc., Global Company Guaranteed Notes
               (Callable 2/01/07 @ $105.25)                                  (CCC- , B3)      02/01/11      10.500           89,500
       500   Revlon, Inc., Debentures                                        (CCC , Caa2)     04/01/11       9.500          458,750
       525   Samsonite Corp., Global Senior Subordinated Notes
               (Callable 6/01/08 @ $104.44)                                   (B- , B3)       06/01/11       8.875          546,000
       750   Sealy Mattress Co., Global Senior Subordinated Notes
               (Callable 6/15/09 @ $104.13)                                   (B- , B2)       06/15/14       8.250          776,250
       250   Spectrum Brands, Inc., Global Senior Subordinated Notes
               (Callable 10/01/08 @ $104.25)                                  (B- , B3)       10/01/13       8.500          219,375
       450   True Temper Sports, Inc., Company Guaranteed Notes             (CCC+ , Caa1)     09/15/11       8.375          407,250
                                                                                                                     --------------
                                                                                                                          8,348,497
                                                                                                                     --------------
CONTAINERS (2.6%)
       600   Berry Plastics Corp., Global Company Guaranteed Notes
               (Callable 7/15/07 @ $105.38)                                   (B- , B3)       07/15/12      10.750          648,000
       500   Constar International Inc., Senior Subordinated Notes
               (Callable 12/01/07 @ $105.50)                                 (CCC , Caa3)     12/01/12      11.000          367,500
       485   Crown Americas LLC, Rule 144A, Private Placement Senior Notes
               (Callable 11/15/10 @ $103.88)++                                 (B , B1)       11/15/15       7.750          504,400
       525   Graham Packaging Co.,Inc., Global Subordinated Notes
               (Callable 10/15/09 @ $104.94)                                (CCC+ , Caa2)     10/15/14       9.875          514,500
       250   Graphic Packaging International Corp., Senior
               Subordinated Notes (Callable 8/15/08 @ $104.75)                (B- , B3)       08/15/13       9.500          240,000
       300   Intertape Polymer U.S., Inc., Global Senior Subordinated Notes
               (Callable 8/01/09 @ $104.25)                                   (B- , B3)       08/01/14       8.500          297,610
       680   Owens-Brockway Glass, Global Company Guaranteed Notes
               (Callable 5/15/08 @ $104.13)                                    (B , B2)       05/15/13       8.250          705,500
       850   Owens-Illinois, Inc., Senior Notes                                (B , B3)       05/15/07       8.100          873,375
       850   Pliant Corp., Company Guaranteed (Callable 6/1/06 @ $106.50)   (CCC+ , Caa2)     06/01/10      13.000          170,000
       500   Solo Cup Co., Global Senior Subordinated Notes
               (Callable 2/15/09 @ $104.25)                                  (B- , Caa1)      02/15/14       8.500          440,000
       275   U.S. Can Corp., Global Company Guaranteed Notes
               (Callable 7/15/07 @ $105.44)                                 (CCC+ , Caa3)     07/15/10      10.875          287,375
       425   U.S. Can Corp., Series B, Global Company Guaranteed Notes
               (Callable 2/03/06 @ $106.19)                                 (CCC+ , Caa3)     10/01/10      12.375          402,687
                                                                                                                     --------------
                                                                                                                          5,450,947
                                                                                                                     --------------
DIVERSIFIED TELECOMMUNICATIONS (2.6%)
       525   Cincinnati Bell, Inc., Global Senior Subordinated Notes
               (Callable 1/15/09 @ $104.19)                                    (B- , B3)      01/15/14       8.375          519,094
       550   Hawaiian Telecom Communications, Inc., Rule 144A, Senior Notes
               (Callable 5/01/09 @ $104.88)++                                (CCC+ , B3)      05/01/13       9.750          540,375
       300   LCI International, Inc., Senior Notes                            (NR , NR)       06/15/07       7.250          303,000
     1,400   Qwest Capital Funding, Inc., Global Company Guaranteed Notes      (B , B3)       02/15/11       7.250        1,424,500
       300   Qwest Communications International, Inc., Global Company
               Guaranteed Notes (Callable 2/15/08 @ $103.62)                   (B , B2)       02/15/11       7.250          307,500
     2,164   Qwest Corporation, Rule 144A, Senior Notes++                     (BB , Ba3)      06/15/15       7,625        2,326,300
                                                                                                                     --------------
                                                                                                                          5,420,769
                                                                                                                     --------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      PAR                                                                      RATINGS+
     (000)                                                                   (S&P/MOODY'S)    MATURITY     RATE%          VALUE
     -----                                                                   -------------    --------     -----          -----
DOMESTIC SECURITIES
CORPORATE OBLIGATIONS
ENERGY-OTHER (2.3%)
$    1,050   Dynegy Holdings, Inc., Rule 144A, Secured Notes
               (Callable 7/15/08 @ $105.06)++                                  (B- ,B1)       07/15/13      10.125   $    1,191,750
       250   Dynegy Holdings, Inc., Senior Notes                             (CCC+ , B2)      04/01/11       6.875          247,500
       500   El Paso Corp., Senior Notes                                     (B- , Caa1)      05/15/11       7.000          498,750
       250   El Paso Natural Gas, Series A, Global Senior Notes
               (Callable 8/01/07 @ $103.81)                                    (B , B1)       08/01/10       7.625          264,145
       200   Giant Industries, Inc., Company Guaranteed Notes
               (Callable 5/15/09 @ $104.00)                                   (B- , B3)       05/15/14       8.000          207,500
       162   Giant Industries, Inc., Global Company Guaranteed Notes
               (Callable 5/15/07 @ $105.50)                                   (B- , B3)       05/15/12      11.000          181,035
       250   Inergy LP/Inergy Finance Corp., Global Senior Notes
               (Callable 12/15/19 @ $103.44)                                   (B , B1)       12/15/14       6.875          228,750
       500   Reliant Energy, Inc., Global Secured Notes
               (Callable 7/15/08 @ $104.75)                                   (B+ , B1)       07/15/13       9.500          503,750
       250   Reliant Energy, Inc., Secured Notes
               (Callable 12/15/09 @ $103.38)                                  (B+ , B1)       12/15/14       6.750          219,375
     1,175   Williams Companies, Inc., Notes                                  (B+ , B1)       03/15/12       8.125        1,286,625
                                                                                                                     --------------
                                                                                                                          4,829,180
                                                                                                                     --------------
ENVIRONMENTAL SERVICES (0.7%)
     1,100   Allied Waste North America, Inc., Series B, Senior Notes
               (Callable 4/15/09 @ $103.69)                                   (B , Caa1)      04/15/14       7.375        1,075,250
       400   Waste Services, Inc., Global Senior Subordinated Notes
               (Callable 4/15/09 @ $104.75)                                  (CCC , Caa2)     04/15/14       9.500          402,000
                                                                                                                     --------------
                                                                                                                          1,477,250
                                                                                                                     --------------
FINANCE - OTHER (0.6%)
       250   E*Trade Financial Corp., Global Senior Notes
               (Callable 6/15/08 @ $104.00)                                    (B+ , B3)      06/15/11       8.000          261,250
       315   E*Trade Financial Corp., US Domestic Senior Notes
               (Callable 12/01/10 @ $103.94)                                  (B+ , B1)       12/01/15       7.875          326,812
       700   Insurance Auto Auctions, Inc. Global Company Guaranteed Notes
               (Callable 4/01/09 @ $105.50)                                 (CCC+ , Caa1)     04/01/13      11.000          739,129
                                                                                                                     --------------
                                                                                                                          1,327,191
                                                                                                                     --------------
FOOD PROCESSORS/BEVERAGE/BOTTLING (1.7%)
       100   Agrilink Foods, Inc., Company Guaranteed Notes
               (Callable 11/01/06 @ $100.00)                                  (B- , B3)       11/01/08      11.875          102,500
       800   Bear Creek Corp., Rule 144A, Senior Notes
               (Callable 3/01/09 @ $104.50)++                                 (B- , B3)       03/01/13       9.000          808,000
       471   Eagle Family Foods, Inc., Series B, Company Guaranteed Notes
               (Callable 1/15/06 @ $100.00)                                  (CCC , Caa2)     01/15/08       8.750          357,580
       250   Leiner Health Products, Inc., Global Senior Subordinated Notes
               (Callable 6/01/08 @ $105.50)                                 (CCC+ , Caa1)     06/01/12      11.000          236,250
       250   Le-Natures, Inc., Rule 144A, Senior Subordinated Notes
               (Callable 6/15/08 @ $104.25)++                                (CCC+ , B3)      06/15/13       9.000          263,750
       400   National Beef Packing Co. LLC, Global Senior Notes
               (Callable 8/01/07 @ $105.25)                                   (B- , B3)       08/01/11      10.500          416,000
       220   National Wine & Spirits, Inc., Company Guaranteed Notes
               (Callable 1/15/06 @ $100.00)                                  (CCC+ , B3)      01/15/09      10.125          223,300
       700   Pinnacle Foods Holding Corp., Global Senior Subordinated Notes
               (Callable 12/01/08 @ $104.13)                                  (B- , B3)       12/01/13       8.250          670,250
       250   Swift & Co., Global Company Guaranteed Notes
               (Callable 10/01/06 @ $105.06)                                  (B+ , B2)       10/01/09      10.125          259,375
       300   Swift & Co., Global Senior Subordinated Notes
               (Callable 10/01/06 @ 106.25)                                    (B , B3)       01/01/10      12.500          317,250
                                                                                                                     --------------
                                                                                                                          3,654,255
                                                                                                                     --------------
GAMING (5.9%)
       850   155 ETropicana LLC, Global Secured Notes
               (Callable 4/01/09 @ $104.38)                                   (B- , B3)       04/01/12       8.750          822,375
       400   Aztar Corp., Global Senior Subordinated Notes
               (Callable 06/15/09 @ $103.94)                                  (B+ , Ba3)      06/15/14       7.875          421,000
       500   Circus & Eldorado/Silver Legacy Capital Corp.,
               Global First Mortgage Notes (Callable 3/01/07 @ $105.06)        (B , B1)       03/01/12      10.125          531,250
     1,740   Hard Rock Hotel, Inc., Global Notes
               (Callable 6/01/08 @ $104.44)                                    (B , B3)       06/01/13       8.875        1,883,550
       300   Herbst Gaming, Inc., Global Senior Subordinated Notes
               (Callable 6/01/08 @ $104.06)                                   (B- , B3)       06/01/12       8.125          313,500
       400   Inn of the Mountain Gods, Global Senior Notes
               (Callable 11/15/07 @ $106.00)                                   (B , B3)       11/15/10      12.000          398,000
       400   Isle of Capri Casinos, Inc., Global Senior Subordinated Notes
               (Callable 3/01/09 @ $103.50)                                    (B , B2)       03/01/14       7.000          392,000
       750   Majestic Star Casino LLC, Company Guaranteed Notes
               (Callable 10/15/07 @ $104.75)                                  (BB- , B2)      10/15/10       9.500          793,125
       650   Majestic Star Casino LLC, Rule 144A, Private Placement
               Secured Notes (Callable 10/15/08 @ $104.88)++                  (B- , B3)       01/15/11       9.750          658,125
       750   MGM Mirage, Inc., Company Guaranteed Notes                       (BB , Ba2)      10/01/09       6.000          749,062
       375   MGM Mirage, Inc., Company Guaranteed Notes                       (BB , Ba2)      09/15/10       8.500          408,281
       450   MGM Mirage, Inc., Company Guaranteed Notes                       (B+ , Ba3)      02/01/11       8.375          483,750
       250   MGM Mirage, Inc., Global Senior Notes                            (BB , Ba2)      09/01/12       6.750          254,687
       350   Mohegan Tribal Gaming Authority, Global Senior
               Subordinated Notes (Callable 8/15/09 @ $103.56)                (B+ , Ba3)      08/15/14       7.125          360,062

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      PAR                                                                      RATINGS+
     (000)                                                                   (S&P/MOODY'S)    MATURITY     RATE%          VALUE
     -----                                                                   -------------    --------     -----          -----
DOMESTIC SECURITIES
CORPORATE OBLIGATIONS
GAMING
$      500   OED Corp., Global Company Guaranteed Notes
               (Callable 4/15/08 @ $104.38)                                    (B , B2)       04/15/12       8.750   $      490,000
       600   Resorts International Hotel and Casino, Inc., Global
               Company Guaranteed Notes (Callable 3/15/07 @ $106.00)           (B , B2)       03/15/09      11.500          667,500
       400   River Rock Entertainment Authority, Senior Notes
               (Callable 11/01/07 @ $104.88)                                  (B+ , B2)       11/01/11       9.750          433,000
       550   Riviera Holdings Corp., Global Company Guaranteed Notes
               (Callable 6/15/06 @ $105.50)                                    (B , B2)       06/15/10      11.000          594,687
       100   Seneca Gaming, Corp., Global Senior Notes
               (Callable 5/01/08 @ $103.63)                                   (BB- , B2)      05/01/12       7.250          101,125
       500   Station Casinos, Inc., Global Senior Subordinated Notes
               (Callable 3/01/09 @ $102.58)                                   (B+ , Ba3)      03/01/16       6.875          513,750
       210   Waterford Gaming LLC, Rule 144A, Senior Notes++                   (B+ , B1)      09/15/12       8.625          224,700
       226   Windsor Woodmont Black Hawk, Series B, First Mortgage
               Notes ^^                                                       (NR , NR)       03/15/05      13.000                0
       900   WYNN Las Vegas LLC, Global 1st Mortgage
               (Callable 12/1/09 @ $103.31)                                   (B+ , B2)       12/01/14       6.625          879,750
                                                                                                                     --------------
                                                                                                                         12,373,279
                                                                                                                     --------------
HEALTHCARE FACILITIES/SUPPLIES (3.7%)
       250   Beverly Enterprises, Inc., Global Senior Subordinated Notes
               (Callable 6/15/09 @ $103.94)                                    (B , B2)       06/15/14       7.875          268,750
       800   CDRV Investors, Inc., Global Senior Discount Notes
               (Callable 1/01/10 @ $104.81) +                                (B- , Caa2)      01/01/15       0.000          494,000
       250   Concentra Operating Corp., Global Company Guaranteed Notes
               (Callable 8/15/07 @ $104.75)                                   (B- , B3)       08/15/10       9.500          260,000
       500   Fisher Scientific International Inc., Global Senior
               Subordinated Notes (Callable 8/15/09 @ $103.38)               (BB+ , Ba2)      08/15/14       6.750          523,750
       350   HCA Inc., US Domestic Notes                                     (BB+ , Ba1)      10/01/12       6.300          353,498
       650   Iasis Healthcare LLC/Iasis Capital Corp., Global
               Senior Subordinated Notes (Callable 6/15/09 @ $104.38)         (B- , B3)       06/15/14       8.750          685,750
       600   Medquest, Inc., Series B, Company Guaranteed Notes
               (Callable 8/15/07 @ $105.94)                                 (CCC+ , Caa1)     08/15/12      11.875          582,000
     1,000   MQ Associates, Inc., Senior Discount Notes
               (Callable 8/15/08 @ $109.00) +                               (CCC+ , Caa3)     08/15/12       0.000          575,000
       735   Tenet Healthcare Corp., Global Senior Notes                       (B , B3)       07/01/14       9.875          747,862
       500   Tenet Healthcare Corp., Rule 144A, Senior Notes ++                (B , B3)       02/01/15       9.250          498,750
     1,000   Triad Hospitals, Inc., Senior Subordinated Notes
               (Callable 11/15/08 @ $103.50)                                  (B+ , B3)       11/15/13       7.000        1,007,500
       800   Universal Hospital Services, Inc., Global Senior Notes
               (Callable 11/01/07 @ $105.06)                                  (B- , B3)       11/01/11      10.125          832,000
       950   Vanguard Health Holding II, Global Senior Subordinated Notes
               (Callable 10/01/09 @ $104.50)                                (CCC+ , Caa1)     10/01/14       9.000        1,014,125
                                                                                                                     --------------
                                                                                                                          7,842,985
                                                                                                                     --------------
HOME BUILDERS (1.8%)
       550   Ashton Woods USA LLC/Finance Co., Rule 144A, Private Placement
               Senior Subordinated Notes (Callable 10/01/10 @ $104.75) ++     (B- , B3)       10/01/15       9.500          498,437
       500   K Hovnanian Enterprises, Inc., Global Company Guaranteed Notes   (BB , Ba1)      01/15/16       6.250          466,413
       750   KB HOME, Senior Notes                                           (BB+ , Ba1)      06/15/15       6.250          729,559
       625   Standard Pacific Corp., Senior Notes                             (BB , Ba2)      08/15/15       7.000          579,687
       750   Technical Olympic USA, Inc., Global Senior Subordinated Notes    (B- , B2)       01/15/15       7.500          633,750
       725   WCI Communities, Inc. Company Guaranteed Notes
               (Callable 5/01/07 @ $104.56)                                   (B+ , Ba3)      05/01/12       9.125          725,000
       250   William Lyon Homes, Inc., Global Senior Notes
               (Callable 2/15/09 @ $103.75)                                    (B , B2)       02/15/14       7.500          217,500
                                                                                                                     --------------
                                                                                                                          3,850,346
                                                                                                                     --------------
INDUSTRIAL (1.4%)
       400   Altra Industrial Motion, Rule 144A, Secured Notes
               (Callable 12/01/08 @ $104.50) ++                              (CCC+ , B3)      12/01/11       9.000          390,000
       250   Amsted Industries, Inc., Rule 144A, Senior Notes
               (Callable 10/15/07 @ $105.13) ++                                (B , B3)       10/15/11      10.250          268,750
       600   Amtrol, Inc., Senior Subordinated Notes                        (CCC- , Caa3)     12/31/06      10.625          570,000
     1,000   Coleman Cable, Inc., Global Company Guaranteed Notes
               (Callable 10/1/0/08 @ $104.94)                                 (B- , B3)       10/01/12       9.875          815,000
       400   Polypore, Inc., Global Senior Subordinated Notes
               (Callable 5/15/08 @ $104.38)                                 (CCC+ , Caa2)     05/15/12       8.750          354,000
       575   Sanmina- SCI Corp., Global Company Guaranteed Notes
               (Callable 3/01/09 @ $3/01/05)                                   (B , B1)       03/01/13       6.750          549,844
                                                                                                                     --------------
                                                                                                                          2,947,594
                                                                                                                     --------------
LEISURE (2.1%)
       730   Affinity Group Holding, Global Senior Subordinated Notes
               (Callable 2/15/08 @ $105.44)                                  (B- , Caa1)      02/15/12      10.875          712,482
       250   Affinity Group, Inc., Global Senior Subordinated Notes
               (Callable 2/15/08 @ $104.50)                                   (B- , B3)       02/15/12       9.000          250,938

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      PAR                                                                      RATINGS+
     (000)                                                                   (S&P/MOODY'S)    MATURITY     RATE%          VALUE
     -----                                                                   -------------    --------     -----          -----
DOMESTIC SECURITIES
CORPORATE OBLIGATIONS
LEISURE
$      400   AMC Entertainment, Inc., Global Senior Subordinated Notes
               (Callable 3/01/09 @ $104.00)                                   (CCC+ , B3)     03/01/14       8.000   $     364,000
       650   AMC Entertainment, Inc., Senior Subordinated Notes
               (Callable 2/01/07 @ $104.94)                                   (CCC+ , B3)     02/01/12       9.875         640,250
       350   Bally Total Fitness Holding Corp., Global Senior Notes
               (Callable 7/15/07 @ $105.25)                                  (CCC- , Caa1)    07/15/11      10.500         362,250
       500   Bluegreen Corp., Series B, Company Guaranteed Notes (Callable
               4/01/06 @ $100.00)                                              (B- , B3)      04/01/08      10.500         500,000
       250   Cinemark USA, Inc., Global Senior Subordinated Notes (Callable
               2/01/08 @ $104.50)                                              (B- , B3)      02/01/13       9.000         265,625
       400   Cinemark, Inc., Global Senior Discount Notes  (Callable
               3/15/09 @ $104.88) +                                           (B- , Caa1)     03/15/14       0.000         298,000
       350   Six Flags, Inc., Global Senior Notes (Callable
               4/15/08 @ $104.88)                                            (CCC , Caa1)     04/15/13       9.750         345,188
       700   Six Flags, Inc., Global Senior Notes
               (Callable 6/01/09 @ $104.81)                                  (CCC , Caa1)     06/01/14       9.625         684,250
                                                                                                                     -------------
                                                                                                                         4,422,983
                                                                                                                     -------------
LODGING (0.6%)
       425   Felcor Lodging LP, Global Company Guaranteed Notes                (B- , B1)      06/01/11       9.000         467,500
       600   Host Marriott LP, Global Company Guaranteed Notes
               (Callable 3/15/10 @ $103.19)                                   (BB- , Ba2)     03/15/15       6.375         601,500
       200   San Pasqual Casino, Rule 144A, Notes (Callable
               9/15/09 @ $104.00)++                                            (B+ , B2)      09/15/13       8.000         204,000
                                                                                                                     -------------
                                                                                                                         1,273,000
                                                                                                                     -------------
METALS & MINING (2.6%)
       250   AK Steel Corp., Company Guaranteed Notes (Callable
               2/15/06 @ $101.31)                                              (B+ , B1)      02/15/09       7.875         238,750
       450   AK Steel Corp., Global Company Guaranteed Notes
               (Callable 6/15/07 @ $103.88)                                    (B+ , B1)      06/15/12       7.750         408,375
       900   Aleris International, Inc., Global Company Guaranteed Notes
               (Callable 11/15/09 @ $104.50)                                   (B , NR)       11/15/14       9.000         931,500
       500   Alpha Natural Resources, Company Guaranteed Notes
               (Callable 6/01/08 @ $105.00)                                    (B- , B3)      06/01/12      10.000         543,125
       500   American Rock Salt Co. LLC, Global Secured Notes
               (Callable 3/15/09 @ $104.75)                                    (B- , B3)      03/15/14       9.500         507,500
       750   Egden Acquisition Corp., Global Secured Notes
               (Callable 2/01/08 @ $104.94)                                    (B- , B3)      02/01/11       9.875         731,250
     1,000   International Steel Group, Inc., Global Senior Notes             (BB , Ba2)      04/15/14       6.500       1,005,000
       675   Southern Peru Cooper Corp., Rule 144A, Notes++                  (BBB- , Ba1)     07/27/35       7.500         674,250
       250   WCI Steel, Inc., Series B, Senior Notes 0                         (NR , NR)      12/01/04      10.000         163,750
       500   Wise Metals Group LLC, Global Secured Notes
               (Callable 5/15/08 @ $105.13)                                  (CCC+ , Caa1)    05/15/12      10.250         382,500
                                                                                                                     -------------
                                                                                                                         5,586,000
                                                                                                                     -------------
PAPER & FOREST PRODUCTS (2.1%)
       550   Appleton Papers, Inc., Global Senior Subordinated Notes
               (Callable 6/15/09 @ $104.88)                                    (B+ , B3)      06/15/14       9.750         517,000
       434   Caraustar Industries, Inc., Global Company Guaranteed Notes
               (Callable 4/01/06 @ $105.25)                                   (B- , Caa1)     04/01/11       9.875         444,850
       850   Cellu Tissue Holdings, Inc., Global Secured Notes
               (Callable 3/15/07 @ $107.31)                                    (B , B2)       03/15/10       9.750         845,750
     2,250   Newark Group, Inc., Global Senior Subordinated Notes
               (Callable 3/15/09 @ $104.88)                                   (B- , Caa1)     03/15/14       9.750       1,991,250
       600   Stone Container Corp., Global Senior Notes
               (Callable 7/01/07 @ $104.19)                                   (CCC+ , B2)     07/01/12       8.375         583,500
                                                                                                                     -------------
                                                                                                                         4,382,350
                                                                                                                     -------------
PHARMACEUTICALS (0.3%)
       650   Athena Neuro Finance LLC, Company Guaranteed Notes                (B , B3)       02/21/08       7.250         637,813
                                                                                                                     -------------
PUBLISHING (3.5%)
       500   CBD Media Holdings/CBD Finance, Global Senior Notes (Callable
               7/15/08 @ $104.63)                                            (CCC+ , Caa2)    07/15/12       9.250         502,500
     1,100   Cenveo Corp., Global Senior Subordinated Notes
               (Callable 12/01/08 @ $103.94)                                   (B- , B3)      12/01/13       7.875       1,067,000
       500   Dex Media, Inc., Global Discount Notes
               (Callable 11/15/08 @ $104.50)+                                  (B , B3)       11/15/13       0.000         400,000
     1,100   Dex Media, Inc., Global Notes (Callable 11/15/08 @ $104.00)       (B , B3)       11/15/13       8.000       1,127,500
       750   Haights Cross Operating Co., Global Company Guaranteed Notes
               (Callable 8/15/08 @ $105.88)                                  (CCC , Caa1)     08/15/11      11.750         797,813
       800   Houghton Mifflin Co., Global Senior Subordinated Notes
               (Callable 2/01/08 @ $104.94)                                   (B- , Caa1)     02/01/13       9.875         859,000
       250   Houghton Mifflin Co., Global Senior Discount Notes
               (Callable 10/15/08 @ $105.75)+                                 (B- , Caa2)     10/15/13       0.000         197,500
     2,000   Premier Graphics, Inc., Company Guaranteed Notes
               (Callable 7/15/05 @ $100.00)^^                                  (NR , NR)      12/01/05      11.500               0
       350   PRIMEDIA, Inc., Global Senior Notes
               (Callable 5/15/08 @ $104.00)                                    (B , B2)       05/15/13       8.000         297,938
       150   Vertis, Inc., Global Secured Notes (Callable 4/01/06 @ $105.19)  (CCC , B3)      04/01/09       9.750         156,188

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      PAR                                                                      RATINGS+
     (000)                                                                   (S&P/MOODY'S)    MATURITY     RATE%          VALUE
     -----                                                                   -------------    --------     -----          -----
DOMESTIC SECURITIES
CORPORATE OBLIGATIONS
PUBLISHING
$      635   Vertis, Inc., Series B, Global Company Guaranteed Notes
               (Callable 6/15/06 @ $105.44)                                   (CCC , Caa1)    06/15/09      10.875   $     628,650
     1,500   WDAC Subsidiary Corp., Rule 144A, Senior Notes++                (CCC+ , Caa1)    12/01/14       8.375       1,460,625
                                                                                                                     -------------
                                                                                                                         7,494,714
                                                                                                                     -------------
RESTAURANTS (2.1%)
       500   Buffets, Inc., Global Senior Subordinated Notes
               (Callable 7/15/06 @ $105.63)                                   (CCC , B3)      07/15/10      11.250         512,500
       150   Carrols Corp., Global Company Guaranteed Notes
               (Callable 1/15/09 @ $104.50)                                    (B- , B3)      01/15/13       9.000         146,625
       500   Denny's Corp./Denny's Holdings Corp., Global Guaranteed Notes
               (Callable 10/01/08 @ $105.00)                                 (CCC+ , Caa1)    10/01/12      10.000         510,000
       750   Friendly Ice Cream Corp., Global Senior Notes
               (Callable 6/15/08 @ $104.19)                                    (B- , B2)      06/15/12       8.375         671,250
       300   Morton's Restaurant Group, Inc., Global Secured Notes
               (Callable 7/01/07 @ $105.30)                                    (B- , B2)      07/10/10       7.500         298,500
       400   O'Charley's, Inc., Global Senior Subordinated Notes
               (Callable 11/01/08 @ $104.50)                                   (B , Ba3)      11/01/13       9.000         408,000
     1,247   Romacorp, Inc., Senior Notes>>                                    (NR , NR)      12/31/08      10.500         349,272
       850   Sbarro, Inc., Company Guaranteed Notes
               (Callable 9/15/06 @ $101.84)                                  (CCC+ , Caa2)    09/15/09      11.000         850,000
       850   Uno Restaurant Corp., Rule 144A, Senior Notes
               (Callable 2/15/08 @ $110.00)++                                  (B- , B3)      02/15/11      10.000         769,250
                                                                                                                     -------------
                                                                                                                         4,515,397
                                                                                                                     -------------
RETAIL - FOOD & DRUG (1.3%)
       350   Delhaize America, Inc., Global Company Guaranteed Notes          (BB+ , Ba1)     04/15/11       8.125         383,273
       500   Duane Reade, Inc., Global Senior Subordinated Notes (Callable
               8/01/08 @ $104.88)                                            (CCC- , Caa2)    08/01/11       9.750         337,500
       400   General Nutrition Center, Global Company Guaranteed Notes
               (Callable 1/15/08 @ $104.31)                                    (B- , B3)      01/15/11       8.625         388,000
       700   Gregg Appliances Inc. Global Company Guaranteed Notes
               (Callable 2/01/09 @ $104.50)                                    (B , B2)       02/01/13       9.000         637,000
       750   Rite Aid Corp., Global Company Guaranteed Notes
               (Callable 1/15/10 @ $103.75)                                    (B+ , B2)      01/15/15       7.500         712,500
       375   Stater Brothers Holdings, Inc., Global Senior Notes
               (Callable 6/15/08 @ $104.06)                                    (BB- , B1)     06/15/12       8.125         373,125
                                                                                                                     -------------
                                                                                                                         2,831,398
                                                                                                                     -------------
RETAIL STORES (3.0%)
       625   Asbury Automotive Group Co., Global Company Guaranteed Notes
               (Callable 6/15/07 @ $104.50)                                    (B , B3)       06/15/12       9.000         628,125
       750   Brookstone Company, Inc., Rule 144A, Secured Notes
               (Callable 10/15/09 @ $106.00)++                                 (B , B3)       10/15/12      12.000         705,000
       500   CSK Auto, Inc., Global Company Guaranteed Notes
               (Callable 1/15/09 @ $103.50)                                    (B- , B2)      10/15/14       7.000         455,000
       500   Finlay Fine Jewelry Corp., Global Senior Notes
               (Callable 6/01/08 @ $104.19)                                    (B , B3)       06/01/12       8.375         452,500
       703   Flooring America, Inc., Series B, Company Guaranteed Notes
               (Callable 12/13/06 @ $100.00)^^                                 (NR , NR)      10/15/07       9.250               0
       625   GSC Holdings Corp., Rule 144A, Company Guaranteed Notes
               (Callable 10/01/09 @ $104)++                                   (B+ , Ba3)      10/01/12       8.000         590,625
       500   Intcomex, Inc., Rule 144A, Secured Notes
               (Callable 1/15/07 @ $106.00)++                                 (B- , Caa1)     01/15/11      11.750         493,750
       550   JC PenneyCo., Inc., Series MTNA, Notes                           (BB+ , Ba1)     10/15/15       6.875         598,217
       500   Nebraska Book Co., Inc., Global Senior Subordinated Notes
               (Callable 3/15/08 @ $104.31)                                  (CCC+ , Caa1)    03/15/12       8.625         462,500
       520   Neiman Marcus Group, Inc., Rule 144A, Senior Subordinated Notes
               (Callable 10/15/10 @ $105.19)++                                 (B- , B3)      10/15/15      10.375         531,050
     1,000   Southern States Cooperative, Inc., Rule 144A, Senior Notes
               (Callable 11/01/07 @ $108.00)++                                  (B , B3)      11/01/10      10.500       1,055,000
       250   United Auto Group, Inc., Global Company Guaranteed Notes
             (Callable 3/15/07 @ $104.81)                                      (B , B3)       03/15/12       9.625         264,375
                                                                                                                     -------------
                                                                                                                         6,236,142
                                                                                                                     -------------
SATELLITE (0.6%)
       750   Echostar DBS Corp., Global Company Guaranteed Notes              (BB- , Ba3)     10/01/14       6.625         722,813
       545   PanAmSat Corp., Global Company Guaranteed Notes
               (Callable 8/15/09 @ $104.50)                                    (B+ , B1)      08/15/14       9.000         573,613
                                                                                                                     -------------
                                                                                                                         1,296,426
                                                                                                                     -------------
SECONDARY OIL & GAS PRODUCERS (2.9%)
       250   Belden & Blake Corp., Global Secured Notes
               (Callable 7/15/08 @ $104.38)                                   (CCC+ , B3)     07/15/12       8.750         256,250
     1,627   Chesapeake Energy Corp., Senior Notes
               (Callable 1/15/09 @ $103.44)                                   (BB , Ba2)      01/15/16       6.875       1,675,810
     1,500   El Paso Production Holding Co., Global Company Guaranteed Notes
               (Callable 6/01/08 @ $103.88)                                    (B , B3)       06/01/13       7.750       1,563,750

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      PAR                                                                      RATINGS+
     (000)                                                                   (S&P/MOODY'S)    MATURITY     RATE%          VALUE
     -----                                                                   -------------    --------     -----          -----
DOMESTIC SECURITIES
CORPORATE OBLIGATIONS
SECONDARY OIL & GAS PRODUCERS
$      300   Fisher Communications, Inc., Global Senior Notes
               (Callable 9/15/09 @ $104.31)                                    (B- , B2)      09/15/14       8.625   $     318,000
       900   Forest Oil Corp., Global Senior Notes                            (BB- , Ba3)     06/15/08       8.000         942,750
       300   Plains E&P Co., Series B, Global Senior Subordinated Notes
               (Callable 7/01/07 @ $104.38)                                   (B+ , Ba3)      07/01/12       8.750         324,750
       500   Pogo Producing Co., Series B, Senior Subordinated Notes
               (Callable 4/15/06 @ $104.13)                                   (B+ , Ba3)      04/15/11       8.250         525,000
       200   Range Resources, Corp., Global Company Guaranteed Notes
               (Callable 3/15/10 @ $103.19)                                    (B , B2)       03/15/15       6.375         197,000
        80   Vintage Petroleum, Inc., Senior Subordinated Notes                (B , B1)       05/15/11       7.875          84,000
       300   Whiting Petroleum Corp., Senior Subordinated Notes                (B- , B2)      05/01/12       7.250         305,250
                                                                                                                     -------------
                                                                                                                         6,192,560
                                                                                                                     -------------
SERVICES (4.8%)
       400   Allied Security Escrow Corp., Global Senior Subordinated Notes
               (Callable 7/15/08 @ $105.69)                                  (CCC+ , Caa1)    07/15/11      11.375         387,617
       600   Brand Services, Inc., Global Company Guaranteed
               (Callable 10/15/07 @ $106.00)                                 (CCC+ , Caa1)    10/15/12      12.000         633,000
       750   Di Finance/Dyncorp International, Series B, Global Senior
               Subordinated Notes (Callable 2/15/09 @ $104.75)                (B- , Caa1)     02/15/13       9.500         783,750
       300   Hertz Corp., Rule 144A, Private Placement Senior Notes
               (Callable 1/01/10 @ $104.44)++                                  (B , B3)       01/01/14       8.875         307,125
       400   Hertz Corp., Rule144A, Private Placement Senior Subordinated
               Notes (Callable 1/01/11 @ $105.25)++                            (B-, B3)       01/01/16      10.500         414,000
       800   Hydrochem Industrial Services, Inc., Rule 144A, Senior
               Subordinated Notes (Callable 2/15/09 @ $104.63)++             (CCC+ , Caa1)    02/15/13       9.250         772,000
       400   Integrated Alarm Services Group, Inc., Rule 144A, Secured Notes
               (Callable 11/15/08 @ $106.00)++                                 (B- , B3)      11/15/11      12.000         398,000
       350   Iron Mountain, Inc., Company Guaranteed Notes
               (Callable 4/01/07 @ $102.88)                                   (B , Caa1)      04/01/13       8.625         366,625
       300   Iron Mountain, Inc., US Domestic Company Guaranteed Notes
               (Callable 7/01/08 @ $103.31)                                   (B , Caa1)      01/01/16       6.625         280,500
       500   Knowledge Learning Corp., Inc., Rule144A, Company Guaranteed
               Notes (Callable 2/01/10 @ $103.88)++                            (B- , B3)      02/01/15       7.750         477,500
       815   La Petite Academy, Inc., Series B, Company Guaranteed Notes
               (Callable 5/15/06 @ $100.00)                                     (CC , Ca)     05/15/08      10.000         709,050
       250   Language Line Holdings, Inc., Global Senior Subordinated Notes
               (Callable 6/15/08 @ $105.56)                                  (CCC+ , Caa1)    06/15/12      11.125         233,750
       250   Mac-Gray Corp., Global Senior Notes
               (Callable 8/15/10 @ $103.81)                                   (BB- , B1)      08/15/15       7.625         253,125
       300   Muzak LLC/Muzak Finance Corp., Global Senior Notes
               (Callable 2/15/06 @ $105.00)                                  (CCC- , Caa2)    02/15/09      10.000         263,250
       700   Rent-Way, Inc., Global Secured Notes                              (B- , B3)      06/15/10      11.875         748,125
       400   SGSInternational, Inc., Rule 144A, Private Placement Senior
               Subordinated Notes (Callable 12/15/09 @ $106.00)++            (B- , Caa1)      12/15/13      12.000         402,657
       450   Stewart Enterprises, Inc., Rule 144A, Private Placement
               Senior Notes (Callable 2/15/09 $103.13)++                      (BB- , B1)      02/15/13       6.250         434,250
       625   Stripes Acquisition LLC, Rule 144A, Private Placement
               Senior Notes (Callable 12/15/09 @ $105.31)++                    (B , B2)       12/15/13      10.625         637,500
       425   United Rentals North America, Inc., Global Company
               Guaranteed Notes (Callable 8/15/09 @ $103.25)                  (BB- , B3)      02/15/12       6.500         415,969
       500   United Rentals North America, Inc., Global Senior
               Subordinated Notes (Callable 2/15/09 @ $103.50)                (B+ , Caa1)     02/15/14       7.000         470,000
       825   Williams Scotsman, Inc., Global Company Guaranteed Notes
               (Callable (Callable 2/15/09 @ $103.50)                          (B , B3)       10/01/15       8.500         858,000
                                                                                                                     -------------
                                                                                                                        10,245,793
                                                                                                                     -------------
TECHNOLOGY (2.3%)
       825   Amkor Technology, Inc., Global Senior Notes                     (CCC+ , Caa1)    05/15/13       7.750         721,875
       159   Ampex Corp., Secured Notes^                                       (NR , NR)      08/15/08      12.000         159,481
       350   Spansion, Inc., Rule 144A, Private Placement Senior Notes
               (Callable 1/15/11 @105.62)++                                    (B , Caa1)     01/15/16      11.250         334,250
       500   SunGard Data Systems, Inc., Rule 144A, Private Placement Senior
               Unsecured Notes (Callable 8/15/09 @ $104.56)++                  (B- , B3)      08/15/13       9.125         520,000
     1,000   SunGard Data Systems, Inc., Rule 144A, Senior Subordinated Notes
               (Callable 8/15/10 @ $105.13)++                                 (B- , Caa1)     08/15/15      10,250       1,005,000
       600   Viasystems, Inc., Senior Subordinated Notes                     (CCC+ , Caa2)    01/15/11      10.500         580,500
       500   Worldspan LP., Global Company Guaranteed Notes
               (Callable 8/15/06 @  $103.00)#                                 (CCC+ , B3)     02/15/11      10.590         437,500
       950   Xerox Corp., Senior Notes (Callable 6/15/08 @ $103.81)           (BB- , Ba2)     06/15/13       7.625       1,007,000
                                                                                                                     -------------
                                                                                                                         4,765,606
                                                                                                                     -------------
TEXTILE/APPAREL/SHOE MANUFACTURING (1.9%)
       250   BGF Industries, Inc., Series B, Senior Subordinated Notes
               (Callable 1/15/06 @ $101.25)                                  (CCC- , Ca)      01/15/09      10.250         254,375
     1,600   Levi Strauss& Co., Global Senior Notes
               (Callable 1/15/10 @ $104.88)                                  (B- , Caa2)      01/15/15       9.750       1,672,000
       735   Levi Strauss& Co., Global Senior Notes
               (Callable 12/15/07 @ $106.13)                                 (B- , Caa2)      12/15/12      12.250         823,200

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      PAR                                                                      RATINGS+
     (000)                                                                   (S&P/MOODY'S)    MATURITY     RATE%          VALUE
     -----                                                                   -------------    --------     -----          -----
DOMESTIC SECURITIES
CORPORATE OBLIGATIONS
TEXTILE/APPAREL/SHOE MANUFACTURING
$      500   Levi Strauss & Co., Global Senior Unsubordinated Notes
               (Callable 4/01/07 @ $102.00)#                                  (B- , Caa2)     04/01/12       9.280   $     506,250
       400   Phillips Van-Heusen Corp., Global Senior Notes
               (Callable 2/15/08 @ $103.63)                                    (BB , B1)      02/15/11       7.250         408,000
       500   Propex Fabrics, Inc., Global Company Guaranteed Notes
              (Callable 12/01/08 @ $105.00)                                  (B- , Caa1)      12/01/12      10.000         448,750
                                                                                                                     -------------
                                                                                                                         4,112,575
                                                                                                                     -------------
TOWER (0.3%)
       525   American Tower Corp., Global Senior Notes
               (Callable 10/15/08 @ $103.56)                                  (BB- , B1)      10/15/12       7.125         542,063
                                                                                                                     -------------
TRANSPORTATION/OTHER (0.2%)
       195   H-Line Finance Holding Corp., Global Senior Discount Notes
               (Callable 4/01/08 @ $105.50)+                                 (CCC+ , Caa2)    04/01/13       0.000         162,338
       237   Horizon Lines LLC, Global Company Guaranteed Notes
               (Callable 11/01/08 @ $104.50)                                 (CCC+ , B3)      11/01/12       9.000         250,628
                                                                                                                     -------------
                                                                                                                           412,966
                                                                                                                     -------------
UTILITIES (3.0%)
        37   AES Corp., Senior Notes                                           (B- , B1)      06/01/09       9.500          39,603
       400   AES Corp., Senior Notes                                           (B- , B1)      03/01/14       7.750         421,500
       400   Allegheny Energy Supply Company LLC, Global Notes                 (B , Ba3)      03/15/11       7.800         438,000
       400   Aquila, Inc., Senior Notes                                        (B- , B2)      11/15/09       7.625         410,000
       800   Calpine Generating Co., Global Secured Notes
               (Callable 4/01/08 @ $103.50)#                                  (D , Caa1)      04/01/10      10.041         836,000
       250   CMS Energy Corp., Global Senior Notes                             (B+ , B1)      08/01/10       7.750         263,438
       700   CMS Energy Corp., Senior Notes                                    (B+ , B1)      01/15/09       7.500         724,500
       500   Edison Mission Energy, Global Senior Notes                        (B+ , B1)      08/15/08      10.000         550,000
       500   Edison Mission Energy, Senior Notes                               (B+ , B1)      06/15/09       7.730         518,750
       400   Midwest Generation LLC, Global Secured Notes
               (Callable 5/01/09 @ $104.38)                                    (B , B1)       05/01/34       8.750         442,500
       500   Mirant Americas Generation LLC, Senior Notes^^                    (NR , NR)      05/01/06       7.625         612,500
       300   Mirant Corp., Rule 144A, Senior Notes ++^^                        (NR , NR)      07/15/04       7.400         373.500
       248   NRG Energy, Inc., Global Company Guaranteed Notes
               (Callable 12/15/08 @ $104.00)                                    (B , B1)      12/15/13       8.000         277,760
       300   Sierra Pacific Resources, Global Senior Notes
               (Callable 3/15/09 @ $104.31)                                    (B- , B1)      03/15/14       8.625         326,097
                                                                                                                     -------------
                                                                                                                         6,234,148
                                                                                                                     -------------
WIRELESS (3.6%)
        50   Airgate PCS, Inc., Rule 144A, Secured Notes
               (Callable 1/01/06 @ $104.69)++                                (CCC , Caa1)     09/01/09       9.375          52,500
       350   Airgate PCS, Inc., Secured Notes (Callable 1/12/06 @ $104.69)   (CCC , Caa1)     09/01/09       9.375         367,500
       500   American Cellular Corp., Series B, Global Senior Notes
               (Callable 8/01/07 @ $105.00)                                    (B- , B3)      08/01/11      10.000         545,000
       450   Centennial Cellular Operating Co./Centennial Communications
               Corp., Global Company Guaranteed Notes
               (Callable 6/15/08 @ $106.00)                                    (CCC , B3)     06/15/13      10.125         491,625
       455   Dobson Cellular Systems, Global Secured Notes
               (Callable 11/1/08 @ $104.94)                                   (CCC , B2)      11/01/12       9.875         503,913
       600   Dobson Communications Corp., Global Senior Notes
               (Callable 10/01/08 @ $104.44)                                 (CCC , Caa2)     10/01/13       8.875         601,500
       350   Horizon PCS, Inc., Global Company Guaranteed Notes
               (Callable 7/15/08 @ $105.69)                                   (CCC , B3)      07/15/12      11.375         403,375
       250   IPCS, Inc., Global Senior Notes (Callable 5/01/08 @ $105.75)     (CCC , B3)      05/01/12      11.500         288,125
       250   IWO Holdings, Inc., Global Company Guaranteed Notes
               (Callable 1/15/10 @ $105.38)+                                 (BB+ , Caa2)     01/15/15       0.000         181,875
       100   Nextel Communications, Inc., Series B, Senior Notes
               (Callable 8/01/08 @ $103.69)+                                  (A- , Baa2)     08/01/15       7.375         105,614
       100   Rural Cellular Corp., Global Senior Notes
               (Callable 8/01/07 @ $104.94)                                  (CCC , Caa1)     02/01/10       9.875         106,000
     1,025   Rural Cellular Corp., Global Senior Subordinated Notes
               (Callable 1/15/06 @ $104.88)                                  (CCC , Caa2)     01/15/10       9.750       1,040,375
       505   Rural Cellular Corp., Rule 144A,Private Placement Senior
               Subordinated Notes (Callable 11/01/07 @ $102.00)++#           (CCC, Caa2)      11/01/12      10.041         511,313
     1,510   Triton PCS, Inc., Company Guaranteed Notes                      (CCC- , Caa1)    06/01/13       8.500       1,411,850
       400   U.S. Unwired, Inc., Series B, Global Secured Notes
               (Callable 6/15/08 @  $105.00)                                 (BBB- , Caa1)    06/15/12      10.000         452,000
       450   Ubiquitel Operating Co., Global Senior Notes
               (Callable 3/01/07 @ $107.41)                                   (B- , Caa1)     03/01/11       9.875         500,625
                                                                                                                     -------------
                                                                                                                         7,563,190
                                                                                                                     -------------

TOTAL CORPORATE OBLIGATIONS (Cost $189,567,023)                                                                        182,113,032
                                                                                                                     -------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    NUMBER
  OF SHARES                                                                                                        VALUE
  ---------                                                                                                        -----
DOMESTIC SECURITIES
COMMON STOCKS (0.7%)
BROADCAST/OUTDOOR (0.1%)
     5,567 Equinix, Inc.*                                                                                      $      226,911
                                                                                                               --------------
CABLE (0.0%)
    69,987 Digitalglobe, Inc. ^*                                                                                       69,987
                                                                                                               --------------
CHEMICALS (0.1%)
     4,893 Huntsman Corp.*                                                                                             84,257
                                                                                                               --------------
CONTAINERS (0.0%)
    20,689 Continental AFA Dispensing Co. ^*                                                                                0
                                                                                                               --------------
FOOD PROCESSORS/BEVERAGE/BOTTLING (0.3%)
       590 Crunch Equity Holdings LLC*                                                                                634,685
                                                                                                               --------------
HEALTHCARE FACILITIES/SUPPLIES (0.0%)
       232 Magellan Health Services, Inc.*                                                                              7,296
                                                                                                               --------------
RETAIL STORES (0.0%)
    18,064 Safelite Glass Corp., Class B ^*                                                                            15,354
     1,219 Safelite Realty Corp. ^*                                                                                     9,752
                                                                                                               --------------
                                                                                                                       25,106
                                                                                                               --------------
SERVICES (0.2%)
    21,306 Cenveo, Inc.*                                                                                              280,387
    10,652 Cenveo, Inc., Rule 144A++*                                                                                 140,180
                                                                                                               --------------
                                                                                                                      420,567
                                                                                                               --------------
TOTAL COMMON STOCKS (Cost $894,635)                                                                                 1,468,809
                                                                                                               --------------
PREFERRED STOCKS (0.0%)
CABLE (0.0%)
     7,500 Adelphia Communications Corp., 13% cumulative exchangeable Series B
             (Callable 7/15/06 @ $102.17)*
             (Cost $750,000)                                                                                            3,750
                                                                                                               --------------
WARRANTS (0.0%)
AEROSPACE (0.0%)
       800 Decrane Aircraft Holdings, strike price $35.65, Rule 144A, expires 9/30/08++^*                                   0
                                                                                                               --------------
BROADBAND (0.0%)
       400 Colt Telecom Group Plc, strike price $75.63, expires 12/31/06*                                               6,898
                                                                                                               --------------
BUILDING PRODUCTS (0.0%)
     1,250 Dayton Superior Corp., strike price $0.01, Rule 144A, expires 6/15/09 ++*                                       13
                                                                                                               --------------
CABLE (0.0%)
         4 NTL, Inc., strike price $262.93, Series A, expires 1/13/11*                                                      2
                                                                                                               --------------
COMPETITIVE LOCAL EXCHANGE CARRIER (0.0%)
     6,290 Loral Space & Communications, strike price $23.70, expires 12/27/06*                                             0
                                                                                                               --------------
CONTAINERS (0.0%)
       747 Pliant Corp., strike price $0.01, Rule 144A, expires 6/01/10 ++^*                                                0
                                                                                                               --------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    NUMBER
  OF SHARES                                                                                                       VALUE
  ---------                                                                                                       -----
DOMESTIC SECURITIES
WARRANTS
GAMING (0.0%)
     3,000 Mikohn Gaming Corp., strike price $7.70, expires 8/15/08*                                           $           90
       100 Windsor Woodmont Black Hawk, strike price $0.01, expires 3/15/10++*^                                             0
                                                                                                               --------------
                                                                                                                           90
                                                                                                               --------------
RETAIL STORES (0.0%)
    44,271 Safelite Glass Corp., strike price $0.01, Class A, expires 09/29/06*^                                            0
    29,514 Safelite Glass Corp., strike price $0.01, Class B, expires 09/29/07*^                                            0
                                                                                                               --------------
                                                                                                                            0
                                                                                                               --------------
SATELLITE (0.0%)
       250 Pegasus Communications Corp., strike price $75.00, expires 1/01/07*^                                             0
                                                                                                               --------------
TEXTILE/APPAREL/SHOE MANUFACTURING (0.0%)
       117 AGY Holding Corp., strike price $0.01, expires 1/01/10*^                                                         1
                                                                                                               --------------
TOTAL WARRANTS (Cost $86,124)                                                                                           7,004
                                                                                                               --------------
TOTAL DOMESTIC SECURITIES (Cost $191,297,782)                                                                     183,592,595
                                                                                                               --------------

     PAR                                                                       RATINGS
    (000)                                                                   (S&P/MOODY'S)  MATURITY   RATE%
    -----                                                                   -------------  --------   -----
FOREIGN SECURITIES (7.8%)
CORPORATE OBLIGATIONS (7.6%)
BROADBAND (0.3%)
  $    750 Global Crossing Finance Plc., Global Company Guaranteed Notes
             (Callable 12/15/09 @ $105.38) (United Kingdom)                  (B- , Caa1)   12/15/14    10.750         693,750
                                                                                                               --------------
BROADCAST/OUTDOOR (0.1%)
       150 Corus Entertainment, Inc., Global Senior Subordinated Notes
             (Callable 3/01/07 @ $104.38) (Canada)                            (B+ , B1)    03/01/12     8.750         163,125
                                                                                                               --------------
BUILDING PRODUCTS (0.4%)
       750 MAAX Corp., Global Senior Subordinated Notes
             (Callable 6/15/08 @ $104.88) (Canada)                           (CCC , B3)    06/15/12     9.750         596,250
       500 Maax Holdings, Inc., Global Senior Discount Notes
             (Callable 12/15/08 @ $105.62) (Canada) +                        (CCC, Caa1)   12/15/12     0.000         158,125
                                                                                                               --------------
                                                                                                                      754,375
                                                                                                               --------------
CABLE (0.4%)
     4,600 Australis Holdings Pty. Ltd., Yankee Senior Discount
             Notes (Australia) ^^                                             (D , NR)     11/01/02    15.000               0
       500 Kabel Deutschland GmbH, Rule 144A, Company Guaranteed Notes
             (Callable 7/01/09 @ $105.31) (Germany)++                         (B- , B2)    07/01/14    10.625         528,750
       393 Telenet Group Holding NV, Rule 144A, Discount Notes
             (Callable 12/15/08 @ $105.75) (Belgium)+++                     (CCC+ , Caa1)  06/15/14     0.000         324,225
                                                                                                               --------------
                                                                                                                      852,975
                                                                                                               --------------
CHEMICALS (0.3%)
       575 Rhodia SA, Global Senior Notes (France)                           (CCC+ , B3)   06/01/10    10.250         632,500
                                                                                                               --------------
CONSUMER PRODUCTS/TOBACCO (0.1%)
       250 Bombardier Recreational Products, Inc., Global Senior
             Subordinated Notes (Callable 12/15/08 @ $104.19) (Canada)        (B , B3)     12/15/13     8.375         251,563
                                                                                                               --------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

     PAR                                                                       RATINGS
    (000)                                                                   (S&P/MOODY'S)  MATURITY   RATE%        VALUE
    -----                                                                   -------------  --------   -----        -----
FOREIGN SECURITIES
CORPORATE OBLIGATIONS
INDUSTRIAL (0.1%)
$      250 Ashtead Holdings Plc., Rule 144A, Private Placement
             Secured Notes (Callable 8/01/10 @ $104.31) (United Kingdom)++    (B , B2)     08/01/15     8.625  $      264,375
       924 International Utility Structures, Inc., Subordinated Notes
             (Canada) ^^                                                      (NR , NR)    02/01/08    13.000               0
       800 International Utility Structures, Inc., Yankee Senior
             Subordinated Notes (Canada) ^^                                   (NR , NR)    02/01/08    10.750               0
                                                                                                               --------------
                                                                                                                      264,375
                                                                                                               --------------
LEISURE (0.5%)
       250 Intrawest Corp., Global Senior Notes
             (Callable 10/15/08 @ $103.75) (Canada)                           (B+ , B1)    10/15/13     7.500         254,375
       750 NCL Corp., Global Senior Notes (Callable 7/15/09 @ $105.31)
             (Bermuda)                                                        (B+ , B2)    07/15/14    10.625         778,125
                                                                                                               --------------
                                                                                                                    1,032,500
                                                                                                               --------------
METALS & MINING (0.3%)
       250 Gerdau Ameristeel Corp., Global Senior Notes
             (Callable 7/15/07 @ $105.38) (Canada)                           (BB- , Ba3)   07/15/11    10.375         276,875
       259 Ispat Inland ULC, Global Secured Notes
             (Callable 4/01/09 @ $104.88) (Canada)                          (BBB+ , Ba1)   04/01/14     9.750         294,613
                                                                                                               --------------
                                                                                                                      571,488
                                                                                                               --------------
PAPER & FOREST PRODUCTS (1.9%)
       100 Abitibi-Consolidated, Inc., Yankee Senior Notes (Canada)           (B+ , B1)    04/01/15     8.375          96,250
       150 Abitibi-Consolidated, Inc., Global Notes (Canada)                  (B+ , B1)    06/15/11     7.750         143,625
       250 Ainsworth Lumber Co. Ltd., Global Company Guaranteed Notes
             (Callable 10/01/08 @ 103.63) (Canada)                            (B+ , B2)    10/01/12     7.250         226,250
       750 Fraser Papers, Inc., Rule 144A, Company Guaranteed Notes
             (Callable 3/15/10 @ $104.38) (Canada)++                          (B , B3)     03/15/15     8.750         656,250
       500 JSG Funding Plc., Global Senior Notes
             (Callable 10/01/07 @ $104.81) (Ireland)                          (B- , B3)    10/01/12     9.625         502,500
     1,750 JSG Funding Plc., Senior Subordinated Notes
             (Callable 1/31/10 @ $103.88) (Ireland)                          (B- , Caa1)   04/01/15     7.750       1,461,250
       250 Norske Skog Ltd., Global Senior Notes
             (Callable 3/01/09 @ $103.69) (Canada)                            (B+ , B1)    03/01/14     7.375         220,000
       450 Quebecor World Capital Corp., Global Company Guaranteed Notes
             (Canada)                                                        (BB , Ba2)    11/15/13     6.125         403,751
       250 Tembec Industries, Inc., Global Company Guaranteed Notes
             (Canada)                                                        (CCC+ , B3)   03/15/12     7.750         135,000
       400 Tembec Industries, Inc., Yankee Company Guaranteed
             (Callable 6/30/06 @ $101.44) (Canada)                           (CCC+ , B3)   06/30/09     8.625         230,000
                                                                                                               --------------
                                                                                                                    4,074,876
                                                                                                               --------------
PHARMACEUTICALS (0.2%)
       400 Biovail Corp. Yankee Senior Subordinated Notes
             (Callable 4/01/06 @ $103.94) (Canada)                           (BB- , B2)    04/01/10     7.875         416,500
                                                                                                               --------------
RETAIL - FOOD & DRUG (0.3%)
       700 Jean Coutu Group (PJC), Inc., Global Senior Subordinated Notes
             (Callable 8/01/09 @ $104.25) (Canada)                           (B- , Caa1)   08/01/14     8.500         644,000
                                                                                                               --------------
SATELLITE (0.5%)
       600 Intelsat Bermuda Ltd., Rule 144A, Senior Notes
             (Callable 1/15/09 @ $104.13) (Bermuda)++                         (B+ , B2)    01/15/13     8.250         609,000
       450 Intelsat Ltd., Global Senior Notes (Bermuda)                      (B , Caa1)    11/01/08     5.250         412,313
                                                                                                               --------------
                                                                                                                    1,021,313
                                                                                                               --------------
TECHNOLOGY (0.9%)
       750 Celestica, Inc., Senior Subordinated Notes
             (Callable 7/01/08 @ $103.94) (Canada)                            (B , B2)     07/01/11     7.875         759,375
       425 Flextronics International Ltd., Global Senior Subordinated
             Notes (Callable 11/15/09 @ $103.13) (Singapore)                 (BB- , Ba2)   11/15/14     6.250         421,281
       650 Magnachip Semiconductor, Senior Subordinated Notes
             (Callable 12/15/09 @ $104.00) (South Korea)                      (B- , B2)    12/15/14     8.000         624,000
                                                                                                               --------------
                                                                                                                    1,804,656
                                                                                                               --------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

     PAR                                                                       RATINGS
    (000)                                                                   (S&P/MOODY'S)  MATURITY   RATE%         VALUE
     -----                                                                  -------------  --------   -----         -----
FOREIGN SECURITIES
CORPORATE OBLIGATIONS
TRANSPORTATION - OTHER (1.1%)
$      700 Sea Containers Ltd., Series B, Yankee Senior Notes
             (Callable 2/21/06 @ $100.00) (Bermuda)                            (B , B3)    02/15/08     7.875  $      674,625
     1,350 Ship Finance International Ltd., Global Senior Notes
             (Callable 12/15/08 @ $104.25) (Bermuda)                           (B , B1)    12/15/13     8.500       1,269,000
       250 Stena AB, Global Senior Notes
             (Callable 12/01/09 @ $103.50) (Sweden)                          (BB- , Ba3)   12/01/16     7.000         230,000
       150 Titan Petrochemicals Group Ltd., Rule 144A, Company
             Guaranteed Notes (Bermuda) ++                                     (B+ , B1)   03/18/12     8.500         144,750
                                                                                                               --------------
                                                                                                                    2,318,375
                                                                                                               --------------
WIRELESS (0.2%)
       500 Millicom International Cellular S.A., Global Senior Notes
             (Callable 12/01/08 @ $105.00) (Luxembourg)                       (B- , B3)    12/01/13    10.000         518,750
                                                                                                               --------------
TOTAL CORPORATE OBLIGATIONS (Cost $20,342,818)                                                                     16,015,121
                                                                                                               --------------
GOVERNMENT OBLIGATION (0.2%)
ARGENTINA (0.2%)
     1,193 (ARP) Republic of Argentina, Notes                                  (B- , NR)   12/31/33     5.830         461,848
    82,494 (ARP) Republic of Argentina, Notes                                  (NR , NR)   12/15/35     0.000          49,930
                                                                                                               --------------
TOTAL GOVERNMENT OBLIGATIONS (Cost $511,778)                                                                          511,778
                                                                                                               --------------
TOTAL FOREIGN SECURITIES (Cost $20,859,106)                                                                        16,526,899
                                                                                                               --------------
SHORT-TERM INVESTMENTS (3.8%)
     4,990 HSBC Bank (Grand Cayman) overnight deposit                                      01/03/06     3.300       4,990,000
     3,055 Bank of America (London) overnight deposit                                      01/03/06     3.300       3,055,000
                                                                                                               --------------
TOTAL SHORT-TERM INVESTMENTS (Cost $8,045,000)                                                                      8,045,000
                                                                                                               --------------
TOTAL INVESTMENTS (98.4%) (Cost $220,201,888)                                                                     208,164,494
                                                                                                               --------------
OTHER ASSETS IN EXCESS OF LIABILITIES (1.6%)                                                                        3,371,759
                                                                                                               --------------
NET ASSETS (100%)
      Applicable to 49,895,588 issued and outstanding $.001 par value
       shares (authorized 100,000,000 shares)                                                                  $  211,536,253
                                                                                                               ==============

                            INVESTMENT ABBREVIATIONS
                              ARP = Argentine Peso
                        MTNA = Medium Term Note Series A
                                  NR= Not Rated

+ Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.
++ Security exempt from registration under Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities amounted to a value of $32,794,577 or 15.5% of net assests.
^ Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.
# Floating Rate -- The interest rate changes on these instruments based upon a designated base rate. The rates shown are those in effect at December 31, 2005.
+    Step Bond-- The interest rate stated is the rate as of December 31, 2005.
^^   Security in default.
*    Non-income producing security.
>>   Payment-in-kind.
++   Less than 1,000 par.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS
    Investments at value (Cost $220,201,888) (Note 2)                                                     $   208,164,494
    Cash                                                                                                              780
    Receivable for investments sold                                                                               289,810
    Interest receivable (Note 2)                                                                                4,406,299
    Other assets                                                                                                    1,710
                                                                                                          ---------------
      Total assets                                                                                            212,863,093
                                                                                                          ---------------
LIABILITIES
    Payable for investments purchased                                                                             921,513
    Investment advisory fees (Note 3)                                                                             239,847
    Shareholders' reports                                                                                          87,528
    Administrative fees (Note 3)                                                                                   22,305
    Custodian fees                                                                                                 20,700
    Legal fees                                                                                                     14,000
    Audit and tax fees                                                                                             11,986
    Shareholders' servicing fees                                                                                    6,774
    Accrued expenses                                                                                                2,187
                                                                                                          ---------------
      Total Liabilities                                                                                         1,326,840
                                                                                                          ---------------
NET ASSETS                                                                                                $   211,536,253
                                                                                                          ===============
NET ASSETS CONSIST OF
    Capital shares at $.001 par value                                                                     $        49,897
    Capital paid in excess of par value                                                                       390,325,867
    Distributions in excess of net investment income                                                           (2,344,015)
    Accumulated net realized loss on investments and foreign currency transactions                           (164,457,666)
    Unrealized depreciation on investments and foreign currency translations                                  (12,037,830)
                                                                                                          ---------------
      Net Assets applicable to 49,895,588 issued and outstanding shares (authorized 100,000,000 shares)   $   211,536,253
                                                                                                          ===============
NET ASSET VALUE PER SHARE                                                                                 $          4.24
                                                                                                          ===============
MARKET PRICE PER SHARE                                                                                    $          3.67
                                                                                                          ===============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2005

INVESTMENT INCOME
    Interest (Net of foreign taxes withheld of $2,271) (Note 2)                                           $    19,577,164
                                                                                                          ---------------
EXPENSES
    Investment advisory fees (Note 3)                                                                           1,053,905
    Shareholders' reports                                                                                         177,841
    Custodian fees                                                                                                118,402
    Administrative fees (Note 3)                                                                                  105,390
    Directors' fees and expenses                                                                                   88,761
    Legal fees                                                                                                     65,024
    Shareholder servicing fees                                                                                     62,461
    Audit and tax fees                                                                                             44,830
    New York Stock Exchange fees                                                                                   43,646
    Miscellaneous                                                                                                  23,579
                                                                                                          ---------------
      Total expenses                                                                                            1,783,839
                                                                                                          ---------------
        Net investment income                                                                                  17,793,325
                                                                                                          ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY RELATED ITEMS
    Net realized loss from investments                                                                         (3,591,779)
    Net realized gain on foreign currency transactions (Note 2)                                                    71,037
    Net change in unrealized appreciation (depreciation) from investments                                     (10,423,902)
    Net change in unrealized appreciation (depreciation) from foreign currency translations (Note 2)               22,419
                                                                                                          ---------------
    Net realized and unrealized loss from investments and foreign currency related items                      (13,922,225)
                                                                                                          ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                      $     3,871,100
                                                                                                          ===============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   FOR THE YEAR          FOR THE YEAR
                                                                                      ENDED                ENDED
                                                                                 DECEMBER 31, 2005    DECEMBER 31, 2004
                                                                              --------------------   --------------------
FROM OPERATIONS
    Net investment income                                                     $         17,793,325   $         17,700,572
    Net realized gain (loss) on investments and foreign currency
      transactions                                                                      (3,520,742)             3,019,985
    Net change in unrealized appreciation (depreciation) of investments
      and foreign currency translations                                                (10,401,483)             7,746,019
                                                                              --------------------   --------------------
    Net increase in net assets resulting from operations                                 3,871,100             28,466,576
                                                                              --------------------   --------------------

FROM DISTRIBUTIONS
    Net investment income                                                              (19,491,595)           (20,005,808)
    Return of capital                                                                     (217,186)              (950,339)
                                                                              --------------------   --------------------
    Total distributions                                                                (19,708,781)           (20,956,147)
                                                                              --------------------   --------------------
    Total increase (decrease) in net assets                                            (15,837,681)             7,510,429
                                                                              --------------------   --------------------

NET ASSETS
    Beginning of year                                                                  227,373,934            219,863,505
                                                                              --------------------   --------------------
    End of year                                                               $        211,536,253   $        227,373,934
                                                                              ====================   ====================
    Distributions in excess of net investment income                          $         (2,344,015)  $         (3,889,740)
                                                                              ====================   ====================

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
FINANCIAL HIGHLIGHTS

                                                                                               YEAR ENDED DECEMBER 31,
                                                                                   ----------------------------------------------
                                                                                       2005              2004            2003
                                                                                   ------------      ------------    ------------
PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of year                                             $       4.56      $       4.41    $       3.91
                                                                                   ------------      ------------    ------------
    Offering Costs                                                                           --                --              --
                                                                                   ------------      ------------    ------------
INVESTMENT ACTIVITIES
    Net investment income                                                                  0.36              0.35            0.37
    Net realized and unrealized gain (loss) on investments and futures contracts          (0.28)             0.22            0.58
                                                                                   ------------      ------------    ------------
      Total from investment activities                                                     0.08              0.57            0.95
                                                                                   ------------      ------------    ------------
DISTRIBUTIONS
    Net investment income                                                                 (0.40)            (0.40)          (0.43)
Return of capital                                                                         (0.00)(2)         (0.02)          (0.02)
                                                                                   ------------      ------------    ------------
      Total distributions                                                                 (0.40)            (0.42)          (0.45)
                                                                                   ------------      ------------    ------------
    Decrease in net asset value due to shares issued through rights offering                 --                --              --
                                                                                   ------------      ------------    ------------
NET ASSET VALUE, END OF YEAR                                                       $       4.24      $       4.56    $       4.41
                                                                                   ============      ============    ============
PER SHARE MARKET VALUE, END OF YEAR                                                $       3.67      $       4.45    $       4.50
                                                                                   ============      ============    ============
TOTAL INVESTMENT RETURN
    Net asset value(1)                                                                     1.74%            13.55%          24.59%
    Market value                                                                          (9.76)%            8.60%          28.11%
RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of year (000s omitted)                                         $    211,536      $    227,374    $    219,864
      Ratio of expenses to average net assets including expense offsets                    0.82%             0.78%           0.78%
      Ratio of expenses to average net assets                                              0.82%             0.78%           0.78%
      Ratio of net investment income to average net assets                                 8.20%             8.08%           8.83%
    Portfolio turnover rate                                                                61.5%             57.8%           77.8%

*    Adjusted for Rights Offering.
+    Calculated using the average share method.
(1) Total investment return based on per share net asset value reflects the effects of change in net asset value on the performance of the Fund during each year, and assumes dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value, due to differences between the market price of the stock and the net asset value of the Fund.
(2)  This amount represents less than $(0.01) per share.
(3) As required, effective January 1, 2001 the Fund has adopted provisions of AICPA Audit and Accounting Guide for Investment Companies and has begun amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income per share by $0.004 and an increase to net realized and unrealized gains and losses per share by $0.004 and a decrease to the net ratio of net investment income to average net assets from 11.73% to 11.66%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(4) Due to the realignment of the Fund's portfolio in connection with the combination with Credit Suisse Strategic Global Income Fund, Inc., the cost of purchases of $30,040,944 and proceeds from sales of $37,801,151 have been excluded from the Portfolio Turnover calculation.
     Note: Current Year permanent book-tax differences, if any, are not included in the calculation of net investment income per share.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                       YEAR ENDED DECEMBER 31,
                                                                                -----------------------------------
                                                                                  2002        2001(3)       2000
                                                                                ---------    ---------    ---------
PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of year                                          $    4.74    $    5.70    $    7.34
                                                                                ---------    ---------    ---------
    Offering Costs                                                                     --           --           --
                                                                                ---------    ---------    ---------
INVESTMENT ACTIVITIES
    Net investment income                                                            0.42         0.61+        0.67
    Net realized and unrealized gain (loss) on investments and
     futures contracts                                                              (0.55)       (0.85)       (1.55)
                                                                                ---------    ---------    ---------
      Total from investment activities                                              (0.13)       (0.24)       (0.88)
                                                                                ---------    ---------    ---------
DISTRIBUTIONS
    Net investment income                                                           (0.62)       (0.72)       (0.76)
    Return of capital                                                               (0.08)          --           --
                                                                                ---------    ---------    ---------
      Total distributions                                                           (0.70)       (0.72)       (0.76)
                                                                                ---------    ---------    ---------
    Decrease in net asset value due to shares issued through rights offering           --           --           --
                                                                                ---------    ---------    ---------
NET ASSET VALUE, END OF YEAR                                                    $    3.91    $    4.74    $    5.70
                                                                                =========    =========    =========
PER SHARE MARKET VALUE, END OF YEAR                                             $    3.88    $    4.98    $    5.56
                                                                                =========    =========    =========
TOTAL INVESTMENT RETURN
    Net asset value(1)                                                              (5.26)%      (6.04)%     (12.37)%
    Market value                                                                   (10.52)%       1.15%        3.55%
RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of year (000s omitted)                                      $ 195,089    $ 236,652    $ 197,817
      Ratio of expenses to average net assets including expense offsets              0.79%        1.07%        0.78%
      Ratio of expenses to average net assets                                        0.79%        1.07%        0.78%
      Ratio of net investment income to average net assets                           9.93%       11.66%       10.10%
    Portfolio turnover rate                                                          61.1%        50.1%(4)     39.1%

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                ------------------------------------------------
                                                                                  1999           1998        1997         1996
                                                                                ---------    ---------    ---------    ---------
PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of year                                          $    7.77    $    8.44    $    8.12    $    8.63
                                                                                ---------    ---------    ---------    ---------
    Offering Costs                                                                     --           --           --        (0.02)
                                                                                ---------    ---------    ---------    ---------
INVESTMENT ACTIVITIES
    Net investment income                                                            0.75         0.71         0.69         0.75
    Net realized and unrealized gain (loss) on investments and
     futures contracts                                                              (0.46)       (0.66)        0.39         0.18
                                                                                ---------    ---------    ---------    ---------
      Total from investment activities                                               0.29         0.05         1.08         0.93
                                                                                ---------    ---------    ---------    ---------
DISTRIBUTIONS
    Net investment income                                                           (0.72)       (0.72)       (0.76)       (0.90)
    Return of capital                                                                  --           --           --           --
                                                                                ---------    ---------    ---------    ---------
      Total distributions                                                           (0.72)       (0.72)       (0.76)       (0.90)
                                                                                ---------    ---------    ---------    ---------
    Decrease in net asset value due to shares issued through rights offering           --           --           --        (0.52)
                                                                                ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF YEAR                                                    $    7.34    $    7.77    $    8.44    $    8.12
                                                                                =========    =========    =========    =========
PER SHARE MARKET VALUE, END OF YEAR                                             $    6.06    $    7.56    $    8.75    $    7.63
                                                                                =========    =========    =========    =========
TOTAL INVESTMENT RETURN
    Net asset value(1)                                                               4.50%        0.47%       14.03%       10.59%*
    Market value                                                                   (11.32)%      (5.68)%      25.90%       10.05%*
RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of year (000s omitted)                                      $ 254,857    $ 269,507    $ 291,959    $ 280,634
      Ratio of expenses to average net assets including expense offsets              0.78%        0.81%        0.84%        0.94%
      Ratio of expenses to average net assets                                        0.78%        0.81%        0.84%        0.95%
      Ratio of net investment income to average net assets                           9.90%        8.59%        8.47%        9.23%
    Portfolio turnover rate                                                          43.5%        84.7%        97.7%        81.0%

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2005

NOTE 1. ORGANIZATION

     Credit Suisse Asset Management Income Fund, Inc. (the "Fund") was incorporated on February 11, 1987 and is registered as a diversified, closed-end investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek current income through investment primarily in debt securities.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     A) SECURITY VALUATION -- The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation ("Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors.

     The Fund may invest up to 10% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities") (excludes 144A securities that have been determined to be liquid under procedures established by the Board of Directors). These securities are valued pursuant to the valuation procedures noted above.

     B) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is accrued as earned. The Fund amortizes premium and accretes discount using the effective yield method. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Discount or premium on mortgage backed securities is recorded upon receipt of principal payments on the underlying mortgage pools.

     C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles in the United States of America ("GAAP").

     D) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

     E) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     F) SHORT-TERM INVESTMENTS -- The Fund, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect wholly-owned subsidiary of Credit Suisse Group, sweeps available cash into either a short-term variable rate time deposit issued by Brown Brothers Harriman & Co. ("BBH&Co."), the Fund's custodian, Grand Cayman branch, or with other highly rated banks. The short-term time deposit is a variable rate account classified as a short-term investment.

     G) DELAYED DELIVERY COMMITMENTS -- The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

     H) FUTURES CONTRACTS -- The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contracts. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contracts may not correlate with the changes in the value of the underlying instruments. In addition, the purchase of futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. At December 31, 2005, the Fund had no open futures contracts.

     I) FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, or an offsetting position is entered into. At December 31, 2005, the Fund had no open forward foreign currency contracts.

     J) OTHER -- The Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

     The Fund may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or gains are earned.

     The Fund's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to operational and other risks as well. Some countries may have restrictions that could limit the Fund's access to attractive investment opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the portfolio to increased volatility or substantial declines in value.

     Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely effect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

     In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and (to the extent the Fund invests in junk bonds) the Fund's net asset value.

NOTE 3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at a rate per annum, computed weekly and paid quarterly, as follows: 0.50% of the lower of the weekly stock price (market value) of the Fund's outstanding shares or its average weekly net assets. For the year ended December 31, 2005, investment advisory fees earned were $1,053,905.

     Credit Suisse Asset Management Limited (Credit Suisse U.K.) ("Credit Suisse U.K."), an affiliate of Credit Suisse, is sub-investment adviser to the Fund. Credit Suisse U.K.'s sub-investment advisory fees are paid by Credit Suisse out of Credit Suisse's net investment advisory fee and are not paid by the Fund.

     BBH&Co. provides administrative and custodial services to the Fund. Under the Administration and Custody Agreements, BBH&Co. is paid a fee based on average net assets. For the year ended December 31, 2005, BBH&Co. earned administrative service fees (including out-of-pocket expenses) of $105,390.

     Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the year ended December 31, 2005, Merrill was paid $40,633 for its services to the Fund.

NOTE 4. LINE OF CREDIT

     The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the

Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2005 and during the year ended December 31, 2005, the Fund had no borrowings under the Credit Facility.

NOTE 5. PURCHASES AND SALES OF SECURITIES

     For the year ended December 31, 2005, the Fund had no investments in U.S. Government and Agency Obligations. Purchases and sales of investment securities (excluding short-term investments) were $135,185,708 and $129,721,831, respectively.

NOTE 6. FEDERAL INCOME TAXES

     Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

     The tax characteristics of dividends paid during the year ended December 31, 2005 and the year ended December 31, 2004, respectively, for the Fund were as follows:

                ORDINARY INCOME                 RETURN OF CAPITAL
         ------------------------------      ------------------------
             2005             2004              2005          2004
         ------------      ------------      ---------      ---------
         $ 19,491,595      $ 20,005,808      $ 217,186      $ 950,339

     The tax basis of components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to differing treatments of foreign currency transactions, interest accrual from defaulted bonds, losses deferred due to wash sales and deferral of Post-October losses.

     At December 31, 2005, the components of distributable earnings on a tax basis for the Fund were as follows:

                    Accumulated Ordinary Losses -- Other      $   (2,344,015)
                    Accumulated Capital Losses                  (160,492,900)
                    Deferral of Post-October Losses               (3,781,910)
                    Unrealized appreciation (depreciation)       (12,220,686)
                                                              --------------
                                                              $ (178,839,511)
                                                              ==============

     At December 31, 2005, the Fund had capital loss carryforwards available to offset possible future capital gains as follows:

                                              EXPIRES DECEMBER 31,
  --------------------------------------------------------------------------------------------------------------
     2006          2007         2008          2009           2010           2011          2012          2013
  -----------   -----------  -----------   ------------   ------------   ------------  -----------   -----------
  $ 3,565,110   $ 9,512,339  $ 2,335,946   $ 50,358,903   $ 72,148,258   $ 18,379,472  $ 1,091,025   $ 3,101,847

     It is uncertain that the Fund will realize the full benefit of these losses prior to expiration.

     At December 31, 2005, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $220,384,744, $5,312,138, $(17,532,388) and $(12,220,250), respectively.

     At December 31, 2005, the Fund reclassified $3,461,181 from accumulated undistributed net investment income and $(3,356,059) from accumulated net realized loss to paid in capital, to adjust for permanent book/tax treatments of foreign currency transactions, interest accrual from defaulted bonds sold and return of capital. Net assets were not affected by these reclassifications.

NOTE 7. OTHER

     The Fund issued to its shareholders of record as of the close of business on September 27, 1996 transferable Rights to subscribe for up to an aggregate of 10,160,570 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held at the subscription price of $7.15 per share. During October 1996, the Fund issued a total of 10,160,570 shares of Common Stock on exercise of such Rights. Rights offering costs of $550,000 were charged directly against the proceeds of the offering.

NOTE 8. CONTINGENCIES

     In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Credit Suisse Asset Management Income Fund, Inc.:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Asset Management Income Fund, Inc. (the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP


Philadelphia, Pennsylvania
February 17, 2006

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
ADDITIONAL INFORMATION (UNAUDITED)

DESCRIPTION OF INVESTLINK(SM) PROGRAM

     The InvestLink(SM) Program is sponsored and administered by Computershare Shareholder Services, Inc., not by Credit Suisse Asset Management Income Fund, Inc. (the "Fund"). Computershare Shareholder Services, Inc. will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

     An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

     A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

     The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund's common stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

     The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

     Computershare Shareholder Services, Inc., as Program Administrator administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

     If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

     Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

     A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

     Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

     All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

     A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

     The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

     The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the

Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

     While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

     Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including terms and conditions) may be obtained by calling the Program Administrator at (800) 730-6001. All correspondence regarding the Program should be directed to: Computershare Trust Company N.A., InvestLink Program, P.O. 43010, Providence, RI 02940-3010.

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

     Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Directors (the "Board") of Credit Suisse Asset Management Income Fund, Inc. (the "Fund"), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Directors"), will annually review and re-approve the terms of the Fund's existing investment advisory agreement. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, (i) an investment advisory agreement with Credit Suisse Asset Management, LLC ("Credit Suisse") for the Fund, and (ii) a sub-advisory agreement with Credit Suisse Asset Management Limited ("Credit Suisse U.K." or the "Sub-Adviser") for the Fund (collectively, the "Advisory Agreements").

     More specifically, at a meeting held on November 16-17, 2005, the Board, including the Independent Directors advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Credit Suisse and Credit Suisse U.K. and the re-approval of the Advisory Agreements.

NATURE, EXTENT AND QUALITY OF SERVICES

     The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse and Credit Suisse U.K. under the Advisory Agreements. The most recent investment adviser registration forms ("Forms ADV") for Credit Suisse and Credit Suisse U.K. were provided to the Board, as were responses of Credit Suisse and Credit Suisse U.K. to a detailed series of requests submitted by the Independent Directors' independent legal counsel on behalf of such Directors. The Board reviewed and analyzed these materials, which included, among other things, information about the background and experience of the senior management and the expertise of, and amount of attention devoted to the Fund by, investment personnel of Credit Suisse and Credit Suisse U.K. In this regard, the Board specifically reviewed the qualifications, background and responsibilities of the chief investment officer who is primarily responsible for day-to-day portfolio management services for the Fund.

     In addition, the Board received and reviewed information on Securities and Exchange Commission ("SEC") and other regulatory inquiries and examinations relating to the Fund, Credit Suisse and Credit Suisse U.K. The Board considered the investment and legal compliance programs of each of these entities, including their implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also considered the Fund's Chief Compliance Officer's report and recommendations.

     The Board evaluated the ability of Credit Suisse and Credit Suisse U.K., including their resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this regard, the Board considered information regarding Credit Suisse's compensation arrangements for its personnel involved in the management of the Fund.

     Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by Credit Suisse and Credit Suisse U.K.

FUND PERFORMANCE AND EXPENSES

     The Board considered the performance results for the Fund over a number of years, as well as for recent periods. It also considered these results in comparison to the group of funds consisting of all closed-end flexible income funds and closed-end high current yield funds (the "Performance Universe"), as well as to the Fund's benchmark index, the Citigroup High Yield Market Index. Lipper Inc. ("Lipper"), an independent provider of investment company data, determined the Performance Universe for the Fund and provided the comparative data. The Board was provided with a description of the methodology used by Lipper to select the closed-end mutual funds in the Fund's Performance Universe. The Board also noted that the Fund performed better than the median in its Performance Universe for the most recent periods.

     The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including management fees, non-management fees, fee waivers/caps and/or expense reimbursements and actual total expenses of the Fund, including and excluding investment-related expenses and taxes. It also considered comparisons of these fees to the expense information of the group of funds that was determined to be the most similar to the Fund (the "Peer Group") and to the median expenses of a broader universe of relevant funds (the "Expense Universe"), which comparative data was provided by Lipper. The Board was provided with a description of the methodology used by Lipper to select the closed-end mutual funds in the Fund's Peer Group and Expense Universe. The Board noted that the overall expense ratio of the Fund was lower than the Peer Group's median overall expense ratio.

     Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Fund.

INVESTMENT ADVISORY FEE RATE

     The Board reviewed and considered the proposed contractual investment advisory fee rate (the "Advisory Agreement Rate") payable by the Fund to Credit Suisse for investment advisory services. The Board also reviewed and considered the proposed contractual investment sub-advisory fee rate (the "Sub-Advisory Agreement Rate") payable by Credit Suisse to the Sub-Adviser for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers into account (the "Net Advisory Rate"). The Board noted that Credit Suisse had voluntary fee waivers in effect to base its current investment advisory fee upon the lower of the average weekly stock price or its average weekly net assets.

     Additionally, the Board received and considered information comparing the Advisory Agreement Rate (both on a stand-alone basis and on a combined basis with the Fund's administration fee rate) with those of the other funds in its Peer Group. The Board noted that the Fund's administrator is not affiliated with Credit Suisse and that the Fund's administration agreement and corresponding fees were negotiated at arm's-length. The Board noted that the combined rate of investment advisory and administration fees for the Fund was lower than the median rate of the Fund's Peer Group. The Board also noted that the Fund's non-management expense rate was lower than the median rate of the Fund's Peer Group. The Board concluded that these factors supported the Advisory Agreement Rate and the Net Advisory Rate.

     The Board also reviewed the Sub-Advisory Agreement Rate charged by Credit Suisse U.K. which serves as Sub-Adviser to the Fund. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

PROFITABILITY

     The Board received and considered a detailed estimated profitability analysis of Credit Suisse based on the Advisory Agreement Rate, as well as on any other relationships between the Fund and Credit Suisse and its affiliates, including Credit Suisse U.K. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that Credit Suisse and its affiliates received with regard to providing these services to the Fund were not unreasonable.

     The Board received and considered financial statements and an estimated profitability analysis of Credit Suisse U.K. based on the Sub-Advisory Agreement Rate, as well as on other relationships between the Fund and Credit Suisse U.K. and its affiliates. The Board noted the costs of providing portfolio management and other services to the Fund. The Board also noted that the sub-advisory fees are paid to the Sub-Adviser by Credit Suisse and not directly by the Fund, and that the Board separately determined that the Advisory Agreement Rate for the Fund was fair and equitable. Based on these factors, the Board concluded that the profits and other ancillary benefits that the Sub-Adviser and its affiliates received with regard to providing these services to the Fund were not unreasonable.

ECONOMIES OF SCALE

     The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

     The Board observed that the Advisory Agreements do not offer breakpoints. However, the Board considered the diminished impact of economies of scale in the context of a closed-end fund and concluded that the fees were fair and equitable based on relevant factors.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

     The Board also received and considered information about the nature and extent of services and fee rates offered by Credit Suisse to its other clients, including other registered investment companies and institutional investors and investment companies to which Credit Suisse serves as an unaffiliated sub-adviser. The Board also received and considered information about the nature and extent of services, and general information about the fees, offered by Credit Suisse U.K. to other clients. The Board concluded that the Advisory Agreement Rate and Sub-Advisory Agreement Rate were reasonable, given the nature and extent of services provided and comparison with rates offered to other clients. Where rates offered to other clients were relatively lower, the Board considered that Credit Suisse's voluntary fee waivers would potentially decrease the Advisory Agreement Rate. The Board concluded, based on information provided by Credit Suisse, that the costs associated with managing and operating a registered, closed-end bond fund, compared with other clients and other funds, provided a justification for the higher fee rates charged to the Fund.

OTHER FACTORS AND BROADER REVIEW

     As discussed above, the Board reviews detailed materials received from Credit Suisse annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of Credit Suisse at least in each of its quarterly meetings, which include, among other things, a detailed portfolio review, and detailed fund performance reports, and confers with the chief investment officer of the Fund at various times throughout the year.

     After considering the above-described factors and based on its deliberations and its evaluation of the information provided to it, the Board concluded that re-approval of the Advisory Agreements for the Fund was in the best interest of the Fund and its remaining shareholders. Accordingly, the Board unanimously re-approved the Advisory Agreements.

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

                                                     TERM                                     NUMBER OF
                                                     OF OFFICE                                PORTFOLIOS IN
                                                     AND                                      FUND
                                                     LENGTH          PRINCIPAL                COMPLEX         OTHER
NAME, ADDRESS            POSITION(S)                 OF TIME         OCCUPATION(S) DURING     OVERSEEN BY     DIRECTORSHIPS
AND DATE OF BIRTH        HELD WITH FUND              SERVED          PAST FIVE YEARS          TRUSTEE         HELD BY TRUSTEE
-----------------        --------------              ---------       --------------------     -------------   ---------------
INDEPENDENT DIRECTORS

Enrique R. Arzac         Chairman of the Board of    Chairman since  Professor of Finance     47              Director of The Adams
c/o Credit Suisse Asset  Directors, Nominating       2005 and        and Economics,                           Express Company (a
Management, LLC          Committee Chairman and      Director since  Graduate School of                       closed-end investment
Attn: General Counsel    Audit Committee Member      1990; current   Business, Columbia                       company); Director of
466 Lexington Avenue                                 term ends at    University since 1971                    Petroleum and
New York, New York                                   the 2007                                                 Resources Corporation
10017-3140                                           annual meeting                                           (a closed-end
                                                                                                              investment company)
Date of Birth: 10/02/41

Lawrence J. Fox          Director, Audit Committee   Since 1990;     Partner of Drinker       3               Director, Winthrop
One Logan Square         Chairman and Nominating     current term    Biddle & Reath (law                      Trust Company
18th & Cherry Streets    Committee Member            ends at the     firm) since 1972
Philadelphia,                                        2006 annual
Pennsylvania 19103                                   meeting

Date of Birth: 07/17/43

James S. Pasman, Jr      Director,Audit and          Since Fund      Currently retired        42              Director of Education
c/o Credit Suisse Asset  Nominating Committee        inception;                                               Management Corp.
Management, LLC          Member                      current term
Attn: General Counsel                                ends at the
466 Lexington Avenue                                 2008 annual
New York, New York                                   meeting
10017-3140

Date of Birth: 12/20/30

Steven N. Rappaport      Director,Audit and          Since 2005;     Partner of Lehigh        46              Director of Presstek,
Lehigh Court, LLC        Nominating Committee        current term    Court, LLC and RZ                        Inc. (digital imaging
40 East 52nd Street      Member                      ends at the     Capital (private                         technologies
New York, New York                                   2008 annual     investment firms) from                   company); Director of
10022                                                meeting         July 2002 to present;                    Wood Resources, LLC.
                                                                     Transition Adviser to                    (plywood
Date of Birth: 07/10/48                                              SunGard Securities                       manufacturing company)
                                                                     Finance, Inc. from
                                                                     February 2002 to July
                                                                     2002; President of
                                                                     SunGard Securities
                                                                     Finance, Inc. from
                                                                     2001 to February 2002;
                                                                     President of Loanet,
                                                                     Inc. (on-line
                                                                     accounting service)
                                                                     from 1997 to 2001

                                                     TERM
                                                     OF OFFICE
                                                     AND
                                                     LENGTH
NAME, ADDRESS            POSITION(S)                 OF TIME
AND DATE OF BIRTH        HELD WITH FUND              SERVED          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------        --------------              ---------       ----------------------------------------------
OFFICERS*

Martha B. Metcalf        Chief Investment Officer    Since 2005      Managing Director; Associated with Credit
Credit Suisse Asset                                                  Suisse since 2005; Managing Director and
Management, LLC                                                      Portfolio Manager of Invesco from 2000 to
466 Lexington Avenue                                                 2005; Officer of other Credit Suisse Funds
New York, New York
10017-3140

Date of Birth: 04/09/65

Steven B. Plump          Chief Executive Officer     Since 2005      Managing Director; Associated with Credit
Credit Suisse Asset      and President                               Suisse or its predecessor since 1995; Officer
Management, LLC                                                      of other Credit Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 02/08/59

Michael E. Gray          Investment Officer          Since 2005      Managing Director; Associated with Credit
Credit Suisse Asset                                                  Suisse since 2004; Managing Director of
Management, LLC                                                      Deutsche Asset Management from 2002 until
466 Lexington Avenue                                                 2004; Executive Director of UBS (London) from
New York, New York                                                   1999 until 2002; Officer of other Credit
10017-3140                                                           Suisse Funds

Date of Birth: 07/08/68

Michael A. Pignataro     Chief Financial Officer,    Since 1995      Director and Director of Fund Administration
Credit Suisse Asset      Vice President and                          of Credit Suisse; Associated with Credit
Management, LLC          Secretary                                   Suisse or its predecessor since 1984; Officer
466 Lexington Avenue                                                 of other Credit Suisse Funds
New York, New York
10017-3140

Date of Birth: 11/15/59

Emidio Morizio           Chief Compliance Officer    Since 2004      Director and Global Head of Compliance of
Credit Suisse Asset                                                  Credit Suisse; Associated with Credit Suisse
Management, LLC                                                      since July 2000; Vice President and Director
466 Lexington Avenue                                                 of Compliance of Forstmann-Leff Associates
New York, New York                                                   from 1998 to June 2000; Officer of other
10017-3140                                                           Credit Suisse Funds

Date of Birth: 09/21/66

                                                     TERM
                                                     OF OFFICE
                                                     AND
                                                     LENGTH
NAME, ADDRESS            POSITION(S)                 OF TIME
AND DATE OF BIRTH        HELD WITH FUND              SERVED          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------        --------------              ---------       ----------------------------------------------
OFFICERS*

Ajay Mehra               Chief Legal Officer         Since 2004      Director and Head of Legal Americas
Credit Suisse Asset                                                  Traditional Asset Management and Hedge Funds;
Management, LLC                                                      Associated with Credit Suisse since September
466 Lexington Avenue                                                 2004; Senior Associate of Shearman & Sterling
New York, New York                                                   LLP from September 2000 to September 2004;
10017-3140                                                           Senior Counsel of the SEC Division of
                                                                     Investment Management from June 1997 to
Date of Birth: 08/14/70                                              September 2000; Officer of other Credit Suisse
                                                                     Funds

J. Kevin Gao             Senior Vice President       Since 2004      Director and Legal Counsel of Credit Suisse;
Credit Suisse Asset                                                  Associated with Credit Suisse since July 2003;
Management, LLC                                                      Associated with the law firm of Willkie Farr &
466 Lexington Avenue                                                 Gallagher LLP from 1998 to 2003; Officer of
New York, New York                                                   other Credit Suisse Funds
10017-3140

Date of Birth: 10/13/67

Robert Rizza             Treasurer                   Since 1999      Vice President of Credit Suisse; Associated
Credit Suisse Asset                                                  with Credit Suisse since 1998; Officer of
Management, LLC                                                      other Credit Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 12/09/65

----------
* The officers of the Fund shown are officers that make policy decisions.

ANNUAL CERTIFICATIONS (UNAUDITED)

     The Fund's Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Fund of the NYSE's corporate governance listing standards. The Fund's Chief Executive Officer and Chief Financial Officer have also filed certifications with the SEC as part of the Fund's Form N-CSR filings that cover certain public disclosure documents of the Fund, including its annual and semi-annual reports to stockholders.

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
ADDITIONAL FEDERAL TAX INFORMATION (UNAUDITED)

     The percentage of ordinary income dividends paid by the Fund during the year ended December 31, 2005, which qualify for the Dividends Received Deduction available to corporate shareholders was 0.00%.

     In January, 2006, the Fund will report on Form 1099 the tax status of all distributions made during the calendar year 2005. Shareholders should use the information on Form 1099 for their income tax returns.

     Please consult your Tax Advisor if you have any questions concerning the above information.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION

     Information regarding how the Credit Suisse Asset Management Income Fund, Inc. (the "Fund") voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

- By calling 1-800-293-1232

- On the Fund's website, www.credit-suisse.com/us

- On the website of the Securities and Exchange Commission, http://www.sec.gov

     The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Commodity Return Strategy Fund
Credit Suisse Emerging Markets Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Small Cap Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse Japan Equity Fund
Credit Suisse Large Cap Blend Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Mid-Cap Growth Fund
Credit Suisse New York Municipal Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund
Credit Suisse Strategic Allocation Fund

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. For up-to-date performance, please look in the mutual fund section of your newspaper under Credit Suisse.

Credit Suisse Asset Management Securities, Inc., Distributor.

SUMMARY OF GENERAL INFORMATION (UNAUDITED)

     Credit Suisse Asset Management Income Fund is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange, Inc. Its investment objective is to seek current income. Credit Suisse Asset Management, LLC, the Fund's investment adviser, is part of the Asset Management business of Credit Suisse, a leading global financial services organization headquartered in Zurich, with offices focused on asset management in 18 countries.

SHAREHOLDER INFORMATION

     The market price is published in: THE NEW YORK TIMES (DAILY) under the designation "CrSuisinco" and THE WALL STREET JOURNAL (DAILY), and BARRON'S (EACH MONDAY) under the designation "CSAM Income Fd". The Fund's New York Stock Exchange, Inc. trading symbol is CIK. Weekly comparative net asset value (NAV) and market price information about The Credit Suisse Asset Management Income Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CREDIT SUISSE GROUP OF FUNDS

LITERATURE REQUEST -- Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.credit-suisse.com/us.

CLOSED-END FUNDS

SINGLE COUNTRY
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse High Yield Bond Fund (DHY)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Credit Suisse Asset Management Income Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

800-293-1232 - www.credit-suisse.com/us


                                                                     CIK-AR-1205

CREDIT SUISSE ASSET MANAGEMENT
INCOME FUND, INC.
466 LEXINGTON AVENUE
NEW YORK, NY 10017

DIRECTORS
Enrique R. Arzac

CHAIRMAN OF THE BOARD
Lawrence J. Fox
James S. Pasman, Jr.
Steven Rappaport

OFFICERS
Steven B. Plump
CHIEF EXECUTIVE OFFICER AND PRESIDENT

Martha B. Metcalf
CHIEF INVESTMENT OFFICER

Michael E. Gray
INVESTMENT OFFICER

J. Kevin Gao
SENIOR VICE PRESIDENT

Ajay Mehra
CHIEF LEGAL OFFICER

Emidio Morizio
CHIEF COMPLIANCE OFFICER

Michael A. Pignataro
CHIEF FINANCIAL OFFICER, VICE PRESIDENT AND SECRETARY

Robert Rizza
TREASURER

INVESTMENT ADVISER
Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York 10017

INVESTMENT SUB-ADVISER
Credit Suisse Asset Management Limited
Beaufort House
15 St. Botolph Street
London EC3A 7JJ, England

ADMINISTRATOR AND CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

SHAREHOLDER SERVICING AGENT
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010

LEGAL COUNSEL
Willkie Farr & Gallagher
787 7th Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, Pennsylvania 19103

ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2005. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2005.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac, and Steven
N. Rappaport. Each audit committee financial expert is "independent" for purposes of this item.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP ("PwC"), for its fiscal years ended December 31, 2004 and December 31, 2005.

                        2004      2005
                        --------  --------
Audit Fees              $ 37,410  $ 39,280
Audit-Related Fees(1)   $  4,500  $  3,150
Tax Fees(2)             $  2,284  $  2,400
All Other Fees                --        --
Total                   $ 44,194  $ 44,830

(1) Services include agreed-upon procedures in connection with the registrant's semi-annual financial statements ($3,000 in 2004 and $3,150 in 2005) and the registrant's third quarter 2004 Form N-Q filing ($1,500) in 2004.

(2) Tax services in connection with the registrant's excise tax calculations and review of the registrant's applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant's operations and financial reporting and that were rendered by PwC to the registrant's investment adviser, Credit Suisse Asset Management, LLC ("Credit Suisse"), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant ("Covered Services Provider"), for the registrant's fiscal years ended December 31, 2004 and December 31, 2005.

                        2004      2005
                        --------  ---------
Audit-Related Fees           N/A        N/A

Tax Fees                     N/A        N/A
All Other Fees               N/A  $ 394,000
Total                        N/A  $ 394,000

(e)(1) Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than Credit Suisse or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

                        2004      2005
                        --------  --------
Audit-Related Fees           N/A       N/A
Tax Fees                     N/A       N/A
All Other Fees               N/A       N/A
Total                        N/A       N/A

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant's fiscal years ended December 31, 2004 and December 31, 2005:

                        2004      2005
                        --------  --------
Audit-Related Fees           N/A       N/A
Tax Fees                     N/A       N/A
All Other Fees               N/A       N/A
Total                        N/A       N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended December 31, 2004 and December 31, 2005 were $6,784 and $5,550, respectively.

(h) Not Applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the committee are Enrique R. Arzac, Lawrence Fox and Steven N. Rappaport.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                       CREDIT SUISSE ASSET MANAGEMENT, LLC

                               CREDIT SUISSE FUNDS

                        CREDIT SUISSE INSTITUTIONAL FUNDS

                              CSAM CLOSED-END FUNDS

                       PROXY VOTING POLICY AND PROCEDURES

Introduction

     Credit Suisse Asset Management, LLC ("CSAM") is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires CSAM to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, CSAM must cast proxy votes in the best interests of each of its clients.

     The Credit Suisse Funds, Credit Suisse Institutional Funds, and CSAM Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

     The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of CSAM's clients. The Policy addresses particular issues and gives a general indication of how CSAM will vote proxies. The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

     The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of CSAM's clients.

     For the reasons disclosed below under "Conflicts," the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

     CSAM investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

     CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston, which is part of Credit Suisse Group, one of the world's largest financial organizations. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, CSAM and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by CSAM for its clients' accounts. The interests of CSAM and/or its affiliates and personnel may conflict with the interests of CSAM's clients in connection with any proxy issue. In addition, CSAM may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

     In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

CSAM is required to maintain in an easily accessible place for five years all records relating to proxy voting.

     These records include the following:

     -    a copy of the Policy;

     -    a copy of each proxy statement received on behalf of CSAM clients;

     -    a record of each vote cast on behalf of CSAM clients;

     - a copy of all documents created by CSAM personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

     - a copy of each written request by a client for information on how CSAM voted proxies, as well as a copy of any written response.

     CSAM reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

     Disclosure

     CSAM will describe the Policy to each client. Upon request, CSAM will provide any client with a copy of the Policy. CSAM will also disclose to its clients how they can obtain information on their proxy votes.

     ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

     Procedures

     The Proxy Voting Committee will administer the voting of all client proxies. CSAM has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide CSAM with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

                               PROXY VOTING POLICY

     Operational Items

     Adjourn Meeting

          Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

     Amend Quorum Requirements

          Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

     Amend Minor Bylaws

          Generally vote for bylaw or charter changes that are of a housekeeping nature.

     Change Date, Time, or Location of Annual Meeting

          Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

     Ratify Auditors

          Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

     Board of Directors

     Voting on Director Nominees in Uncontested Elections

          Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences;
          (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

     Cumulative Voting

          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

     Director and Officer Indemnification and Liability Protection

          Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

     Filling Vacancies/Removal of Directors

          Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

     Independent Chairman (Separate Chairman/CEO)

          Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

     Majority of Independent Directors

          Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

     Term Limits

          Generally vote against shareholder proposals to limit the tenure of outside directors.

     Proxy Contests

     Voting on Director Nominees in Contested Elections

          Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

     Amend Bylaws without Shareholder Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

     Confidential Voting

          Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

     Cumulative Voting

          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

     Antitakeover Defenses and Voting Related Issues

     Advance Notice Requirements for Shareholder Proposals/Nominations

          Votes on advance notice proposals are determined on a case-by-case basis.

     Amend Bylaws without Shareholder Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

     Poison Pills (Shareholder Rights Plans)

          Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

     Shareholders' Ability to Act by Written Consent

          Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

     Shareholders' Ability to Call Special Meetings

          Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

     Supermajority Vote Requirements

          Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

     Merger and Corporate Restructuring

     Appraisal Rights

          Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

     Asset Purchases

          Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits;
          (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

     Asset Sales

          Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital;
          (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

     Conversion of Securities

          Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

     Corporate Reorganization

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
          (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Reverse Leveraged Buyouts

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
          (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Formation of Holding Company

          Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights;
          (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium;
          (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

     Joint Ventures

          Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed;
          (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

     Mergers and Acquisitions

          Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits;
          (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

     Private Placements

          Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Prepackaged Bankruptcy Plans

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
          (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Recapitalization

          Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
          (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Spinoffs

          Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

     Value Maximization Proposals

          Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

     Capital Structure

     Adjustments to Par Value of Common Stock

          Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

     Common Stock Authorization

          Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

     Dual-class Stock

          Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

     Issue Stock for Use with Rights Plan

          Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

     Preemptive Rights

          Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

     Preferred Stock

          Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

     Recapitalization

          Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
          (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Share Repurchase Programs

          Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     Stock Distributions: Splits and Dividends

          Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

     Tracking Stock

          Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

     Executive and Director Compensation

     Executive and Director Compensation

          Votes on compensation plans for directors are determined on a case-by-case basis.

     Stock Plans in Lieu of Cash

          Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

     Director Retirement Plans

          Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

     Management Proposals Seeking Approval to Reprice Options

          Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

     Incentive Bonus Plans and Tax Deductibility Proposals

          Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

     Employee Stock Ownership Plans (ESOPs)

          Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

     401(k) Employee Benefit Plans

          Generally vote for proposals to implement a 401(k) savings plan for employees.

     Shareholder Proposals Regarding Executive and Director Pay

          Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

     Performance-Based Option Proposals

          Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

     Stock Option Expensing

          Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

     Golden and Tin Parachutes

          Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 17, 2005

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information pertaining to the Chief Investment Officer and Investment Officer of the Credit Suisse Asset Management Income Fund, Inc., as of December 31, 2005, is set forth below.

Martha B. Metcalf         Managing Director; Associated with Credit Suisse
Chief Investment Officer  since 2005; Managing Director and Portfolio Manager of
Since 2005                Invesco from 2000 to 2005; Officer of other Credit
                          Suisse Funds

Date of Birth: 04/09/65

Michael E. Gray           Managing Director; Associated with Credit Suisse
Investment Officer        since 2004; Managing Director of Deutsche Asset
Since 2005                Management from 2002 until 2004; Executive Director
                          of UBS (London) from 1999 until 2002; Officer of
                          other Credit Suisse Funds

Date of Birth: 07/08/68

     Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

          As reported to the Registrant, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by Ms. Metcalf and Mr. Gray and the total assets managed within each category as of December 31, 2005.

                 REGISTERED INVESTMENT   OTHER POOLED INVESTMENT
                       COMPANIES                VEHICLES               OTHER ACCOUNTS
-----------------------------------------------------------------------------------------
Martha Metcalf   4      $721 million       3      $144 million     4       $99 million

Michael Gray     9      $1,149 million     8      $327 million     36      $3,566 million

No advisory fee is paid based on performance for any of the accounts listed above.

Potential Conflicts of Interest

          It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Portfolio's investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the

Portfolio and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Portfolio. Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

          If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse's fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse's affiliates and accounts in which Credit Suisse's officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Compensation

     Each portfolio manager is compensated for his or her services by Credit Suisse. The portfolio managers' compensation consists of a fixed base salary and a discretionary bonus that is not tied by formula to the performance of any Fund or account. The factors taken into account in determining a portfolio manager's bonus include the Fund's absolute performance, assets held in the Fund and other accounts managed by the portfolio managers, business growth, team work, management, corporate citizenship, etc. A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions. Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse's profit sharing and 401(k) plans.

Securities Ownership. As of December 31, 2005, Ms. Metcalf and Mr. Gray did not own any shares of the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 21, 2005.

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Registrant's Code of Ethics is an exhibit to this report.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)  Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                  CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC. /s/ Steven B. Plump
                  --------------------------------
                  Name:  Steven B. Plump
                  Title: Chief Executive Officer
                  Date:  March 9, 2006

                  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                  /s/ Steven B. Plump
                  --------------------------------
                  Name:  Steven B. Plump
                  Title: Chief Executive Officer
                  Date:  March 9, 2006


                  /s/ Michael A. Pignataro
                  --------------------------------
                  Name:  Michael A. Pignataro
                  Title: Chief Financial Officer
                  Date:  March 9, 2006